                                  DUPLICATE

[BRITISH COLUMBIA LOGO]                                             Exhibit 3.5
                                                                Number C-630301



                                 CERTIFICATE
                                     OF
                                CONTINUATION

                                 COMPANY ACT








I HEREBY CERTIFY THAT BOWES PUBLISHERS LIMITED, which was incorporated under the laws of Canada, has this day been granted a Certificate of Continuation under the COMPANY ACT








                            ISSUED UNDER MY HAND AT VICTORIA, BRITISH COLUMBIA,
                                           ON JULY 03, 2001



                                          /s/ John S. Powell
                                     ----------------------------
                                             JOHN S. POWELL
                                        REGISTRAR OF COMPANIES
                                     PROVINCE OF BRITISH COLUMBIA
                                                 CANADA


BRITISH                      Mailing Address:                       INSTRUMENT OF CONTINUATION
COLUMBIA                     PO Box 9431 Stn Prov Govt               (Section 36 Company Act)
                             Victoria BC V8W 9V3

                             Location:                                          FORM 23
Ministry of Finance          2nd Floor - 940 Blanchard Street
and Corporate Relations      Victoria BC
                                                                    --------------------------------------------------------------
Corporate and Personal       Telephone:  (250) 356-8649             FREEDOM OF INFORMATION AND PROTECTION OF PRIVACY ACT (FIPPA).
Property Registries                            356-8654             The personal Information requested on this form is made
                                               356-8651             available to the public under the authority of the Company Act.
                                                                    Questions about how the FIPPA applies to this personal
                                                                    information can be directed to the Administrative Analyst.
                                                                    Corporate and Personal Property Registries at (250) 356-0944,
                                                                    PO Box 9431 Stn Prov Govt., Victoria BC V8W 9V3.
                                                                    --------------------------------------------------------------

------------------------------------------------------------------------------
1. Full name of corporation                                                   |
------------------------------------------------------------------------------
|  BOWES PUBLISHERS LIMITED                                                   |
------------------------------------------------------------------------------

2. Date of incorporation
   or amalgamation               3. Current jurisdiction of incorporation
-------------------------------  -----------------------------------------------
|  YYYY            MM     DD   | |  CANADA                                     |
 1 | 9 | 9 | 6 | 0 | 3 | 1 | 8 | |                                             |
------------------------------   -----------------------------------------------


4. List the charter documents of the corporation - ATTACH COPIES, VERIFIED BY THE PROPER GOVERNMENT AUTHORITY IN THE COMPANY'S CURRENT JURISDICTION. PLEASE REFER TO INSTRUCTIONS FOR DEFINITION AND REQUIREMENTS FOR VERIFYING CHARTER DOCUMENTS.

DATE OF DOCUMENT                  NATURE OF DOCUMENT
------------------------------------------------------------------------------------------
|  YYYY            MM      DD   |                                                         |
| 1 | 9 | 9 | 6 | 0 | 3 | 1 | 8 | CERTIFICATE OF AMALGAMATION AND ARTICLES OF AMALGAMATION|
------------------------------------------------------------------------------------------
|  YYYY            MM      DD   |                                                         |
| 1 | 9 | 8 | 0 | 1 | 0 | 0 | 6 | BYLAW 14               STAMPED FILED AND REGISTERED     |
------------------------------------------------------------------------------------------
|  YYYY            MM      DD   |                                                         |
| 1 | 9 | 8 | 0 | 1 | 0 | 2 | 4 | BYLAW 15                                                |
------------------------------------------------------------------------------------------
|  YYYY            MM      DD   |                                JUL 03 2001              |
|   |   |   |   |   |   |   |   |                                                         |
------------------------------------------------------------------------------------------
|  YYYY            MM      DD   |                           REGISTRAR OF COMPANIES        |
|   |   |   |   |   |   |   |   |                                                         |
------------------------------------------------------------------------------------------

5. Full names and residential addresses of all directors of the corporation

LAST NAME          FIRST NAME AND INITIALS (IF ANY)     RESIDENTIAL ADDRESS              CITY              PROV.       POSTAL CODE
----------------------------------------------------------------------------------------------------------------------------------
|     SEE SCHEDULE |"A" ATTACHED                        |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------
|                  |                                    |                                |                 |           |          |
----------------------------------------------------------------------------------------------------------------------------------


FIN 796 Rev. 1999/8/10
names and residential addresses of all officers of the corporation


NAME       FIRST NAME AND INITIALS (IF ANY)    OFFICE HELD    RESIDENTIAL ADDRESS    CITY          PROV.             POSTAL CODE
---------------------------------------------------------------------------------------------------------------------------------
SEE SCHEDULE "B" ATTACHED
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


7.   Is the corporation a reporting company as defined by the British
     Columbia COMPANY ACT? (See Definitions)   /  / YES    /X/ NO

8. The corporation hereby adopts the memorandum and articles drawn pursuant to the British Columbia COMPANY ACT. These are appended hereto as schedules 1 and 2 and initialled for identification by an officer or director.
------------------------------------------------------------------------------
WITNESS
In witness whereof, the Corporation has executed these presents.

SIGNATURE OF DIRECTOR OR OFFICER                   DATE SIGNED
------------------------------------------------------------------------------
                                                   YYYY     MM      DD
/s/                                                12/0/0/1/0/6/2/7/
------------------------------------------------------------------------------


AFFIDAVIT

NAME OF CORPORATION
------------------------------------------------------------------------------

BOWES PUBLISHERS LIMITED
------------------------------------------------------------------------------

I                       CLAUDINE TREMBLAY                            ,
 --------------------------------------------------------------------
   NAME OF DIRECTOR OR OFFICER (must be same person who signed above)

solemnly declare that the information contained in this statement is true and correct and I make the solemn declaration conscientiously believing it to be true, and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE ACT.

Declared before me /s/ Francine Dalbec-Roy at Montreal (Quebec)
                   -----------------------    -----------------

                YYYY     MM    DD
                12/0/0/1/0/6/2/7/
on   --------------------------------

Declared before a notary public or Commissioner for Oaths and Affidavits

----------------------------------------------------------------------------------------------
NAME OF NOTARY PUBLIC OR COMMISSIONER               SIGNATURE OF NOTARY PUBLIC OR COMMISSIONER
----------------------------------------------------------------------------------------------

FRANCINE DALBEC-ROY 138354                          /s/ Francine Dalbec-Roy
----------------------------------------------------------------------------------------------
ADDRESS OF NOTARY PUBLIC OR COMMISSIONER

1981 McGill College - S.110d Montreal (Quebec) H3A 3C1
----------------------------------------------------------------------------------------------

                                                         SCHEDULE "A"
                                                 BOWES PUBLISHERS LIMITED
                                                    LIST OF DIRECTORS


LAST NAME  FIRST NAME AND INITIALS             RESIDENTIAL ADDRESS    CITY          PROV.        POSTAL CODE
---------------------------------------------------------------------------------------------------------------------------------
Dempsey    William R.                          21 Brentwood Crescent  London        Ontario      N6G 1X4
---------------------------------------------------------------------------------------------------------------------------------
Francoeur  Pierre                              177, rue Chamonix      Sainte-Adele  Quebec       J0R 1L0
---------------------------------------------------------------------------------------------------------------------------------
Roper      Thomas A.                           4036 West 28th Avenue  Vancouver     British      V6S 1S8
                                                                                    Columbia
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                             SCHEDULE "B"

                                       BOWES PUBLISHERS LIMITED
                                          LIST OF OFFICERS


---------------------------------------------------------------------------------------------------------------------
  LAST       FIRST                                                                                       POSTAL
  NAME       NAME           OFFICE HELD              RESIDENTIAL ADDRESS          CITY        PROV.      CODE
---------------------------------------------------------------------------------------------------------------------

Dempsey      William R.     President and Chief      21 Brentwood Crescent        London      Ontario    N6G 1X4
                            Executive Officer
---------------------------------------------------------------------------------------------------------------------
Jebb         B. Wayne       Senior Vice President    337-23248 Township Rd. 522   Sherwood    Alberta    T8B 1H5
                            and Chief Operating                                   Park
                            Officer
---------------------------------------------------------------------------------------------------------------------
Lee          Kin-Man        Vice President,          50 Kanata Crescent           London      Ontario    N6J 4S6
                            Finance and
                            Administration and
                            Secretary
---------------------------------------------------------------------------------------------------------------------
Poulin       Daniel         Treasurer                14, Place Mailly             Ville       Quebec     J6Z 4L5
                                                                                  Lorraine
---------------------------------------------------------------------------------------------------------------------
Saint-       Louis          Assistant Secretary      1291, rue Noiseux            Mont St-    Quebec     J3G 4S6
Arnaud                                                                            Hilaire
--------------------------------------------------------------------------------------------------------------------
Tremblay     Claudine       Assistant Secretary      101, rue des Passereaux      Ile des     Quebec     H3E 1X3
                                                                                  Soeurs
---------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 1


                                 COMPANY ACT


                             M E M O R A N D U M







1. The name of the company is BOWES PUBLISHERS LIMITED

2. The authorized capital of the company consists of Twenty Billion (20,000,000,000) Shares divided into:

   (a) Ten Billion (10,000,000,000) Class A Common Shares without par value

   (b) Ten Billion (10,000,000,000) Class B Preferred Shares without par value with the special rights and restrictions attached thereto as set forth in the Articles of the Company.

                                   SCHEDULE 2

                                    ARTICLES

                                       OF

                            BOWES PUBLISHERS LIMITED

                                TABLE OF CONTENTS

PART 1 - INTERPRETATION....................................................3

PART 2 - ISSUE OF SHARES...................................................3

PART 3 - SHARE CERTIFICATES................................................4

PART 4 - TRANSFER OF SHARES, GENERAL.......................................4

PART 5 - TRANSMISSION OF SHARES............................................5

PART 6 - BORROWING AND CAPITAL.............................................5

PART 7 - MEETINGS..........................................................6

PART 8 - PROCEEDINGS AT GENERAL MEETINGS...................................7

PART 9 - VOTES OF MEMBERS..................................................9

PART 10 - DIRECTORS.......................................................10

PART 11 - INDEMNIFICATION.................................................12

PART 12 - PROCEEDINGS OF DIRECTORS........................................14

PART 13 - OFFICERS........................................................15

PART 14 - EXECUTION OF INSTRUMENTS........................................16

PART 15 - DIVIDENDS.......................................................16

PART 16 - ACCOUNTS........................................................17

PART 17 - NOTICES.........................................................17

PART 18 - FEES............................................................18

PART 19 - TRANSFER OF SHARES. RESTRICTIONS................................18

PART 20 - SPECIAL RIGHTS AND RESTRICTIONS.................................19

                            PART 1 - INTERPRETATION

1.1  In these Articles, unless the context otherwise requires:

     (a) "directors" means the director or directors of the Company for the time being;

     (b) "Company Act" means the Company Act of the Province of British Columbia from time to time in force and all amendments thereto and all Regulations and amendments thereto made pursuant to that Act;

     (c) "register" means the register of members to be kept pursuant 1:0 the Company Act;

     (d) "registered address" of a member means his address as recorded in the register;

     (e) "registered address" of a director means his address as recorded in the Company's register of directors to be kept at the records office of the Company pursuant to the Company Act.

1.2 Words importing the singular include the plural and vice versa, and words importing a male person include a female person and a corporation.

1.3 The definitions in the Company Act in force and as amended from time to time shall, with necessary changes and so far as applicable, apply to these Articles.

1.4 The regulations contained in Table A in the First Schedule to the Company Act shall not apply to the Company.


                            PART 2 - ISSUE OF SHARES

2.1 Subject to the Company Act and to these Articles, the issue of shares of the Company shall be under the control of the directors who may, subject to the rights of holders of shares of the Company for the time being outstanding, allot or otherwise dispose of, and/or grant options on, shares authorized but not yet issued at such times and to such persons, including directors, and in such manner and upon such terms and conditions and at such price or for such consideration as the directors in their absolute discretion may determine.

2.2 Whenever the Company is not a reporting company, the directors, before allotting any shares, shall first offer those shares pro rata to the members, but where there are classes of shares, the directors shall first offer the shares to be allotted pro rata to the members holding shares of the class proposed to be allotted, and, if any shares remain, the directors shall then offer the remaining shares pro rata to the other members. The offer shall be made by notice specifying the number of shares offered and the time, which shall be not less than seven days, for acceptance of the offer. After the expiration of the time for acceptance or on receipt of written confirmation from the person to whom such an offer is made that he declines to accept the offer, and where there are no other members holding shares who should first receive an offer, the directors may, for three months thereafter, offer shares to such persons and in such manner as they think most beneficial to the Company, but the offer to those persons shall not be at a price less than, or on terms more favourable than, the offer to the members. Whenever the Company is a reporting company, the directors may allot and issue its shares at such times and in such manner and to such persons or class of persons as the directors may determine and as the Company Act, the Securities Act, and all other applicable laws permit.

2.3 When the Company is authorized to issue shares without par value, the directors are authorized to determine the price or consideration for which such shares shall be allotted or issued, and notwithstanding that the price or consideration for a share may be other than cash, the price or consideration for a share shall, at the time when the share is allotted, be expressed in terms of money and so recorded in the proceedings of the directors of the Company.

2.4 No share shall be issued until the Company has received the full consideration therefore in cash, property, or services, provided that:

     (a) a document or book account evidencing indebtedness of the allottee does not constitute property;

     (b)  services shall be past services actually performed for the Company;
          and,

     (c) the value of property or services shall be the value the directors determine by resolution to be, in all the circumstances of the transaction, the fair market value.

2.5 Subject to the provisions and restrictions contained in the Company Act applicable to the shares without par value or otherwise, the Company may pay a commission or allow a discount in an amount not exceeding 25% of the amount of the subscription price to any person in consideration of his subscribing or agreeing to subscribe, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally for shares. The Company may pay such brokerage as may be lawful.


                          PART 3 - SHARE CERTIFICATES

3.1 Every share certificate issued by the Company shall be in such form as the directors approve and shall comply with the requirements of the Company Act.

3.2 If any share certificate is worn out or defaced, then upon production of that certificate to the directors or the transfer agent of the Company, the directors or that transfer agent may declare the same to be cancelled and cause it to be so marked and may issue a new certificate in place of the certificate cancelled. If any share certificate is lost or destroyed, then, upon proof of the loss or destruction to the satisfaction of the directors, and upon giving such indemnity as the directors deem adequate, a new certificate shall be issued to the party entitled to it. In any such case where a new share certificate is issued, the fee prescribed in Part 18 of these Articles must be paid if requested.

3.3 A share certificate registered in the names of two or more persons shall be delivered to the person first named on the register.


                      PART 4 - TRANSFER OF SHARES, GENERAL

4.1 Subject to the restrictions, if any, set forth in these Articles, any member may transfer his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the certificate of the share being transferred, or in any other form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of shares.

4.2 Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at an authorized office of its transfer agent for registration, together with the certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer which are registered shall be retained by the Company or its transfer agent, but any instrument of transfer where the transfer is not registered shall be returned to the person depositing the same, together with the share certificate which accompanied the same when tendered for registration. The transferor shall remain the holder of the share until the name of the transferee is entered on the register in respect of that share.

4.3 The signature of the registered owner of any shares, or of his duly authorized attorney, upon the form of transfer constitutes an authority to the Company to register the shares specified in the form of transfer in the name of the person named in that form as transferee or, if no person is so named, then in any name designated in writing by the person depositing the share certificate and the form of transfer with the Company or its agents. The Company or its transfer agent may require proof or guarantee of the signature of any transferor.

4.4 Neither the Company nor any director, officer or agent is bound to enquire into the title of the transferee of shares to be transferred, nor is any such person liable to the registered or any intermediate owner of the shares for registering the transfer.

4.5 The Company may keep its register of members either at its records office or at any office in the Province of British Columbia of a trust company registered under the Trust Company Act, and may keep, or cause to be kept within the Province by a trust company registered as aforesaid, one or more branch registers of members.

4.6 Whenever the Company is a reporting company, but not otherwise, it may cause one or more branch registers of members to be kept outside the Province of British Columbia.


                        PART 5 - TRANSMISSION OF SHARES


5.1 In the case of the death or bankruptcy of a member, his personal representative or trustee in bankruptcy shall be the only person recognized by the Company as having any title to or interest in the shares registered in the name of the deceased. Before recognizing any personal representative or trustee in bankruptcy the directors may require him to produce and deposit the documents required by the Company Act.

5.2 Notwithstanding anything otherwise provided in these Articles, if a person becomes entitled to a share as a result of an order of a Court of competent jurisdiction or pursuant to a statute, then, upon producing such evidence as the directors think sufficient that he is so entitled, such person may be registered as holder of the share.


                         PART 6 - BORROWING AND CAPITAL

6.1 Subject to any restriction which may from time to time be included in the memorandum of the Company or these Articles or contained in the Company Act or the terms, rights or restrictions of any shares or securities of the Company outstanding, the directors may at their discretion authorize the Company to borrow any sum of money and may raise or secure the repayment of such sum in such manner and upon such terms and conditions, in all respects, as they think fit, and in particular, and without limiting the generality of the foregoing, by the issue of bonds or debentures, or any mortgage or charge, whether specific or floating, or by granting any other security on the undertaking, or the whole or any part of the property, of the Company, both present and future.

6.2 The directors may make any debentures, bonds or other debt obligations issued by the Company, by their terms assignable free from any equities between the Company and the person to whom they may be issued or any other person who lawfully acquires the same by assignment, purchase, or otherwise, howsoever.

6.3 The directors may authorize the issue of any debentures, bonds or other debt obligations of the Company at a discount, premium or otherwise, and with special or other rights or privileges as to redemption, surrender, entitlement to interest or share of income, allotment of, or conversion into, or exchange for shares, attendance at general meetings of the Company, and otherwise as the directors may determine at or before the time of issue, but no debenture shall be issued which the Company has not the power to reissue until the members by resolution determine such debenture shall be cancelled unless such debenture expressly provides by its terms that it shall not be reissued. The Company may cause one or more branch registers of its debenture holders to be kept.

6.4 The Company by ordinary resolution of the members and insofar as the Company Act shall permit, may alter its memorandum to increase its authorized capital by:

     (a)  creating shares with par value, or shares without par value, or both;

     (b) increasing the number of shares with par value, or shares without par value, or both;

     (c) increasing the par value of a class of shares with par value, if no shares of that class are issued; or

     (d) creating shares of different classes with special rights or restrictions.

6.5 The Company may, by resolution of the directors and subject to the provisions of the Company Act and the specific provisions of any special rights or restrictions attached to any class or classes of its shares, purchase or otherwise acquire any of its shares if, at the time of the proposed purchase or acquisition the Company is not insolvent or likely to be rendered insolvent by such purchase or acquisition and if, where a proposed purchase of shares is not to be made through a stock exchange, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind to be purchased unless the Company is purchasing shares from a dissenting member pursuant to the Company Act.

6.6 The Company may, by resolution of the directors and subject to the provisions of the Company Act and the specific provisions of any special rights or restrictions attached to any class or classes of its shares by the Memorandum or these Articles, redeem any of its issued shares that have a right of redemption attached thereto provided that at the time of such redemption the Company is not insolvent or likely to be rendered insolvent by such redemption and where the Company proposes to redeem some, but not all, of its shares of a particular class or kind, the directors shall have absolute discretion to determine in such manner as they deem proper which shares shall be redeemed, and, without limiting the generality of the foregoing, may redeem shares which have been purchased by the Company in priority to shares which are held by members.

6.7 The banking business of the Company, or any part thereof, shall be transacted with such bank, trust company or other firm or body corporate as the board may designate, appoint or authorize from time to time and all such banking business, or part thereof, shall be transacted on the Company's behalf by such one or more officers or other persons as the board may designate, direct or authorize from time to time and to the extent thereby provided.


                               PART 7 - MEETINGS

7.1 Meetings of the Company shall be held at such time and place, in accordance with the Company Act, as the directors appoint, and, unless otherwise specifically provided, the provisions of these Articles relating to meetings shall apply with necessary changes to a meeting of members holding a particular class of shares.

7.2 Every meeting, other than an annual general meeting or a class meeting, shall be called an extraordinary general meeting.

7.3 The directors may, whenever they think fit, convene an extraordinary general meeting.

7.4 Notice of a meeting shall be given not less than 21 days and not more than 50 days prior to the date of the meeting and shall specify the place, the day and the hour of meeting, and, in case of special business, the general nature of that business. The accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any of the members entitled to receive notice, shall not invalidate any proceedings at that meeting.

7.5 If any special business includes presenting, considering, approving, ratifying or authorizing the execution of any document, then the portion of any notice relating to that document is sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at an office of the Company in the Province of British Columbia or at one or more designated places in the Province during business hours on any specified or unspecified business day or days prior to the date of the meeting, and at the meeting.

7.6 Meetings of members shall be held at the registered office of the Company or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at some other place in Canada or, if all members entitled to vote at the meeting agree, at some place outside Canada, and a member who attends a meeting outside Canada is deemed to have so agreed except when he attends such meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

7.7 The Company shall prepare a list of members entitled to receive notice of meetings, arranged in alphabetical order and showing the number of shares entitled to be voted at the meeting held by each member. The list shall be available for examination by any member during usual business hours at the registered office of the Company or at the place where the securities register is kept and at the place where the meeting is held.


                    PART 8 - PROCEEDINGS AT GENERAL MEETINGS

8.1 The following business at a general meeting shall be deemed to be special business:

     (a)  All business at an extraordinary general meeting;

     (b) All business that is transacted at an annual general meeting, with the exception of the consideration of the financial statements and the report of the directors and auditors, the election of directors, the appointment of the auditors and such other business as, under these Articles or in accordance with the Company Act, ought to be transacted at an annual general meeting or is business which is brought under consideration by the report of the directors issued with the notice convening the meeting;

     and no special business shall be conducted at any meeting unless notice of that business has been given to the members in accordance with these Articles or members holding at least 75% of the shares entitled to be voted at that meeting are present and consent to the conduct of such business.

8.2 No business, other than the election of a chairman and the adjournment or termination of the meeting, shall be conducted at any meeting at any time when a quorum is not present. A quorum shall be two persons holding or representing by proxy not less than one-half of the outstanding shares of the Company which are entitled to be voted at the meeting, unless the Company has only one member, in which case the quorum shall be that member who may conduct the business of the Company by proceedings recorded in writing and signed by him. If at any time during a meeting there ceases to be a quorum present, any business then in progress shall be suspended until there is a quorum present or until the meeting is adjourned or terminated, as the case may be.

8.3 If within 30 minutes from the time appointed for a meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be terminated. In any other case, it shall stand adjourned to the same day in the next week, at the same time and place, and if, at the adjourned meeting, a quorum is not present within half an hour from the time appointed for the meeting, the member or members present shall be a quorum.

8.4 Subject to Article 8.5, the chairman of the directors, if there is one, failing whom the president of the Company, failing whom one of the directors present chosen by the directors from among their number, shall preside as chairman of every meeting.

8.5 If at any general meeting there is no chairman or president or director present within 15 minutes after the time appointed for holding the meeting, or if the chairman or president and all the directors present are unwilling to act as chairman, the members present shall choose someone of their number to be chairman.

8.6 The chairman of a meeting may, with the consent of any meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of the original meeting. Except as aforesaid, it is not necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

8.7 No resolution proposed at a meeting need be seconded, and the chairman of any meeting is entitled to move or propose a resolution.

8.8 In case of an equality of votes either on a show of hands or on a poll, the chairman shall have a casting or second vote in addition to the vote or votes to which he may be entitled as a member, which vote or votes he is entitled to cast without vacating the chair.

8.9 In the case of any dispute as to the admission or rejection of a proxy or a vote, the chairman shall determine the same and his determination, made in good faith, is final and conclusive.

8.10 A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

8.11 Subject to these Articles, if a poll is duly demanded it shall be taken in such manner as the chairman directs within seven days of the demand for the same. The result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded. A demand for a poll may be withdrawn at any time before it has been taken.

8.12 A poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

8.13 The demand for a poll shall not, unless the chairman so rules, prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded or questions which depend or bear upon that question.

8.14 Subject always to any contrary or specific provision of the Company Act, a resolution that has been submitted to all of the members who would have been entitled to vote thereon in person or by proxy at a meeting and that has been consented to in writing by such members holding not less than 75% of the shares of the Company shall be deemed to be an ordinary resolution passed at a meeting.

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                                      -9-

8.15 Subject always to any contrary or specific provision of the Company Act, a resolution consented to in writing by every member of the Company who would have been entitled to vote thereon in person or by proxy at a meeting shall be deemed to be a special resolution passed at a meeting.

8.16 Subject always to the provisions of the Company Act, whenever the Company is not a reporting company, where all the members entitled to attend and vote at the annual general meeting of the Company consent in writing to all the business required to be transacted at the meeting, it is not necessary for the Company to hold that annual general meeting.

8.17 The only persons entitled to be present at a meeting of members shall be those entitled to vote thereat, the directors and the auditor of the Company and others who, although not entitled to vote, are entitled or required under any provision of the Company Act or the articles to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.


                           PART 9 - VOTES OF MEMBERS

9.1 Subject to any rights or restrictions for the time being attached to any class or classes of shares, on a show of hands every member over the age of eighteen years present in person or by proxy has one vote, and on a poll every such member present in person or by proxy has one vote for each share he holds on the record date except that no member which is a corporation which is a subsidiary of the Company shall be entitled to vote its shares of the Company, and the Company itself shall not vote in respect of any share of the Company that it has redeemed purchased, or otherwise acquired.

9.2 Any person who is not registered as a member but who is entitled to vote at any meeting in respect of a share, may vote the share in the same manner as if he were a member, but, unless the directors have previously admitted his right to vote at that meeting in respect of the share, if so required by any director he shall satisfy the directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

9.3 Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting, either personally or by proxy, in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting, personally or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone be entitled to vote in respect of that share. Several executors or administrators of a deceased member in whose sole name any share stands shall, for the purposes of this Article, be deemed joint members.

9.4 Subject to the provisions of the Company Act, a corporation which is a member and is not a subsidiary of the Company may vote by up to two duly authorized representatives, who are entitled to speak and vote, either in person or by proxy, and in all other respects exercise the rights of a member and those representatives shall be reckoned as a member for all purposes in connection with any meeting of the Company.

9.5 A member for whom a committee has been duly appointed may vote, whether on a show of hands or on a poll, by his committee and that committee may appoint a proxyholder.

9.6 Unless the directors otherwise determine, the instrument appointing a proxyholder and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, shall be deposited at a place specified for that purpose in the notice convening the meeting, not less than 48 hours before the time for holding the meeting at which the proxyholder proposes to vote, or, if no such place is specified, then it shall be deposited with the chairman of the meeting prior to the commencement of the meeting.

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                                      -10-

9.7 A vote given in accordance with the terms of an instrument of proxy is valid notwithstanding the previous death or incapability of the member, or revocation of the proxy, or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given, if, but only if, no prior notice in writing of the death, incapability, revocation or transfer has been received at the registered office of the Company or by the chairmen of the meeting or adjourned meeting before the vote is given.

9.8 An instrument appointing a proxyholder, whether for a specified meeting or otherwise, shall be, subject to the requirements of the Company Act, in the form approved by the directors.

9.9 A proxy or an instrument appointing a duly authorized representative of a corporation shall be in writing, under the hand of the appointor or of his attorney duly authorized in writing, or, if such appointor is a corporation, either under its seal or under the hand of an officer or attorney duly authorized.

9.10 Any person may act as a proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder.

9.11 The directors may fix in advance a date, preceding the date of any meeting of members by not more than 50 days and not less than 21 days, as a record for the determination of the members entitled to notice of the meeting, provided that notice of any such record date is given, not less than 14 days before such record date, by newspaper advertisement in the place where the registered office of the Company is situate. If no record date is so fixed, the record date for the determination of the members entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, the day on which the meeting is held.


                              PART 10 - DIRECTORS

10.1 The directors named in the Instrument of Continuation at the coming into force of these Articles, shall be the directors of the Company unless and until such person:

     (a)  dies;

     (b)  resigns in writing;

     (c) is no longer qualified in accordance with these Articles or the Company Act; or

     (d)  is removed from office by ordinary resolution of the members.

10.2 The management of the business of the Company shall be vested in the directors and the directors may exercise all such powers and do all such acts and things as the Company may exercise and do which are not by these Articles or by the Company Act or otherwise lawfully directed or required to be exercised or done by the Company in general meeting, but subject, nevertheless, to the provisions of all laws affecting the Company and of these Articles and to any rules, not being inconsistent with these Articles which are made from time to time by the Company in general meeting, provided that no rule made by the Company in general meeting shall invalidate any prior act of the directors that would have been valid if that rule had not been made.

10.3 The number of directors shall be at least one as long as the Company is not a reporting company, and shall be at least three whenever the Company is a reporting company, and no more than 25. Subject to the foregoing, the number of directors may be determined from time to time by resolution of the members, and provided that the number of directors holding office shall not fall below the minimum numbers above mentioned, the number of directors shall be automatically

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                                      -11-

     reduced upon the death, resignation, removal or disqualification of any director and automatically increased upon the appointment of any additional director or directors in accordance with these Articles.

10.4 A director is not required to hold a share of the Company as qualification to be a director, but in order to be qualified he must not be:

     (a)  under the age of 18 years; or,

     (b) found to be incapable of managing his own affairs by reason of mental infirmity; or,

     (c)  a corporation; or,

     (d)  an undischarged bankrupt; or,

     (e) unless the Supreme Court of British Columbia orders otherwise, convicted within or without the Province of British Columbia of an offence

          (i) in connection with the promotion, formation, or management of a corporation; or,

          (ii) involving fraud,

          unless five years have elapsed since the expiration of the period fixed for suspension of the passing of sentence without sentencing, or since a fine was imposed, or the term of imprisonment and probation imposed, if any, was concluded, whichever is the latest, but the disability imposed by this clause ceases upon a pardon being granted under the Criminal Records Act (Canada);

     and every director must not be subject to any other disqualifications as to office according to the Company Act, provided always that no person who is not ordinarily resident in Canada shall be appointed a director of the Company if, upon his appointment, the majority of the directors of the Company would not be persons ordinarily resident in Canada.

10.5 In the event of the death, resignation, removal or disqualification of a director and his consequent vacating of office in accordance with these Articles or the Company Act in circumstances in which the majority of the directors of the Company would thereafter not be persons ordinarily resident in Canada, then the last appointed director who is not ordinarily resident in Canada shall, ipso facto, be disqualified from office and be no longer a director of the Company. In the event there are on the happening of such an event two or more persons who are not ordinarily resident in Canada who were last appointed and appointed at the same time, then the Secretary shall determine by lot which of the two or more so last appointed shall have ceased to hold office by reason of this paragraph. Subject to the foregoing, if a casual vacancy should occur in the board, the remaining directors if constituting a quorum may appoint a qualified person to fill the vacancy for the remainder of the term. Where a vacancy or vacancies exist on the board, the remaining directors may exercise all of the powers of the board so long as a quorum remains in office.

10.6 If the Company removes any director by ordinary resolution, it may by ordinary resolution, appoint another person in his stead.

10.7 Any person not being a member of the Company who becomes a director shall be deemed to have agreed to be bound by the provisions of the Articles to the same extent as if he were a member of the Company.

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                                      -12-

10.8 Subject to the provisions of any ordinary resolution, the remuneration of the directors as such may from time to time be determined by the directors themselves, and such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director. The directors shall be repaid such reasonable expenses as they may incur in and about the business of the Company, and if any director shall perform any professional or other services for the Company that are outside the ordinary duties of a director, or shall otherwise be specifically occupied in or about the Company's business, he may be paid a special remuneration to be fixed by the directors in addition to any other remuneration that he may be entitled to receive and the same shall be charged as part of the ordinary working expenses. Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any person who has held any office of employment with the Company or to his spouse or dependants and may make contributions under any plan or to any fund and pay premiums for the purchase or provision of any such gratuity, benefit, pension or allowance.

10.9 The directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion, not exceeding those vested in or exercisable by the directors under these Articles, and for such period, and subject to such conditions, as they may think fit.

10.10 A director who is in any way directly or indirectly interested in a proposed contract or transaction with the Company shall disclose the nature and extent of his interest at a meeting of the directors in accordance with the provisions of the Company Act. A director shall not vote in respect of any contract or transaction with the Company in which he is interested, and if he shall do so his vote shall not be counted, but he may be counted in the quorum present at the meeting at which such vote is taken.

10.11 A director may hold any office or place of profit under the Company other than auditor, for such period, and on such terms as to remuneration or otherwise, as the directors may determine. Subject to compliance with the Company Act, no director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any office or place of profit or as vendor, purchaser or otherwise.

10.12 Any director may act by himself or his firm in any professional capacity for the Company except as auditor, and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

10.13 At each annual general meeting of the Company all the directors shall retire from office, but are eligible for re-election and the members shall by ordinary resolution elect a board of directors consisting of the number of directors so retiring or determined by resolution or recommendation of the directors. If in any calendar year the Company does not hold an annual general meeting the directors then in office shall be deemed to have been elected as directors on the last day on which the meeting should have been held pursuant to the Company Act, and the directors so elected may hold office until other directors are appointed or elected or until the day on which the next annual general meeting is held.


                           PART 11 - INDEMNIFICATION

11.1 The Company shall indemnify any director, officer, employee or agent of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding and whether civil, criminal or administrative, by reason of the fact that he is or was a director, officer, employee, or agent of the Company or any act or thing occurring at a time when he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all costs, charges and expenses, including legal fees and any amount paid to settle the action or proceeding or satisfy a judgment, if he acted honestly and in good faith with a view to the best interests of the corporation or other legal entity or enterprise as aforesaid of which he is or was a director, officer, employee or agent, as the case may be, and exercised the care, diligence and skill of a reasonably prudent person, and with respect to any criminal or administrative action or proceeding, he had reasonable ground for believing that his conduct was lawful; provided that no indemnification of a director or former director of the Company, or director or former director of a corporation in which the Company is or was a shareholder, shall be made except to the extent approved by the Court pursuant to the Company Act or any other statute. The determination of any action, suit or proceeding by judgment, order, settlement, conviction or otherwise shall not, of itself, create a presumption that the person did not act honestly and in good faith and in the best interests of the Company and did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal action or proceeding, did not have reasonable grounds to believe that his conduct was lawful.

11.2 The Company shall indemnify any person in respect of any loss, damage, costs or expenses whatsoever incurred by him while acting as an officer, employee or agent for the Company unless such loss, damage, costs or expenses shall arise out of failure to comply with instructions, wilful act or default or fraud by such person, in any of which events the Company shall only indemnify such person if the directors, in their absolute discretion, so decide or the Company by ordinary resolution shall so direct.

11.3 The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other Article, or any valid and lawful agreement, vote of members or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall entire to the benefit of the heirs, executors and administrators of such person The indemnification provided by this Article shall not be exclusive of any powers, rights, agreements or undertakings which may be legally permissible or authorized by or under any applicable law. Notwithstanding any other provisions set forth in this Article, the indemnification authorized by this Article shall be applicable only to the extent that any such indemnification shall not duplicate indemnity or reimbursement which that person has received or shall receive otherwise than under this Part.

11.4 The directors are authorized from time to time to cause the Company to give indemnities to any director, officer, employee, agent or other person who has undertaken or is about to undertake any liability on behalf of the Company or any corporation controlled by it.

11.5 Subject to the Company Act, no director or officer or employee for the time being of the Company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Board for the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Company shall be invested or for any loss or damages arising from the bankruptcy, insolvency, or tortious act of any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss occasioned by any error of judgment or oversight on his part or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his own wilful act or default, negligence, breach of trust or breach of duty.

11.6 Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

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                                      -14-

11.7 The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability incurred by him as a director, officer, employee or agent.


                      PART 12 - PROCEEDINGS OF DIRECTORS.

12.1 Notice of the time and place of each meeting of the board shall be given to each director not less than 48 hours before the time when the meeting is to be held. A notice of meeting of directors need not specify the purpose of or business to be transacted at the meeting except where the Company Act requires such purpose or business to be specified. The directors, when there is more than one, may meet together at such places as they think fit for the dispatch of business, adjourn and otherwise regulate their meetings and proceedings as they see fit.

12.2 The quorum shall be a majority of the directors then in office, and when an even number of directors are holding office, shall be one more than half of their number.

12.3 Unless and until the directors shall elect one of their number to be chairman of the board of directors, the president of the Company shall be chairman of all meetings of the directors; but if at any meeting a chairman elected by the directors or the president is not present within 30 minutes after the time appointed for holding the meeting, the directors present may choose someone of their number to be chairman at that meeting.

12.4 Any director may waive notice of any meeting of directors. Accidental omission to give notice of a meeting of directors to, or non-receipt of notice by, any director, shall not invalidate the proceedings of any meeting of the directors.

12.5 Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting following the meeting of members at which such board is elected. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

12.6 Except as provided in the Company Act, the Directors may participate in a meeting of the Directors by means of telephone or other communications facilities that permit all Directors participating in the meeting to communicate with each other. A meeting so held in accordance with this Article shall be deemed to be an actual meeting of the board and any resolution passed at such meeting shall be as valid and effectual as if it had been passed at a meeting where the Directors are physically present. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefore and be entitled to participate in and vote thereat.

12.7 The directors, or any committee of directors, may take any action required or permitted to be taken by them and may exercise all or any of the authorities, powers and discretion for the time being vested in or exercisable by them by resolution either passed at a meeting at which a quorum is present and at which a majority of the directors present are resident Canadians or authorized by resolution consented to in writing signed by all the directors in accordance with the Company Act. The board may transact business at a meeting of directors where a majority of resident Canadian directors is not present if a resident Canadian director who is unable to be present approves in writing or by telephone or other communications facilities the business transacted at the meeting, and a majority of Canadian resident directors would have been present had that director been present at the meeting.

12.8 The directors may delegate any, but not all, of their powers to committees consisting of such director or directors as they think fit. Any committee so formed in the exercise of the powers so delegated shall conform to any rules that may from time to time be imposed on it by the directors, and shall report every act or thing done in exercise of those powers to the first meeting of the directors held after it has been done.

12.9 A committee of more than one director may elect a chairman of its meetings and if no chairman is elected, or if at any meeting the chairman is not present within 30 minutes after the time appointed for holding the meeting, the directors present who are members of the committee may choose one of their number to be chairman of the meeting.

12.10 The member or members of a committee may govern their procedure as they think proper, subject to any rules imposed by the directors. Each committee shall have the power to fix its quorum at not less than a majority of its members. Questions arising shall be determined by the member, if there be only one, or by a majority of votes of the members present, but in case of an equality of votes the chairman of a committee shall not have a second or casting vote.

12.11 Any director of the Company who may be absent from the Province of British Columbia may file at the registered office of the Company by letter or facsimile a waiver of notice of any meeting of the directors and may, at any time and by one of the means mentioned aforesaid, withdraw the waiver, but until the waiver is withdrawn, no notice of meetings of directors need be sent to that director, and any and all meetings of the directors of the Company held after receipt of such waiver and held prior to its withdrawal shall, provided a quorum of the directors is present, be valid and effective without notice of such meeting given to that director.

12.12 Questions arising at any meeting of the directors shall be decided by a majority of votes. In case of an equality of votes, the chairman shall have a second or casting vote.

12.13 No resolution proposed at a meeting of directors need be seconded, and the chairman of any meeting is entitled to move or propose and vote upon a resolution of the directors.

12.14 All acts done by any meeting of the directors or by a committee of directors or by any person acting as a director shall, notwithstanding that it shall be afterwards discovered that there was some defect in the appointment of any such director or person acting as aforesaid, or that they or any of them were disqualified be as valid as if every such person had been duly appointed and was qualified to be a director.


                               PART 13 - OFFICERS

13.1 The Company shall have a president and a secretary whom the directors shall appoint. The President must be a director of the Company. Except when the Company has only one member, the President and Secretary shall be different persons. Subject to the foregoing, the board may from time to time appoint such other officers as the board may determine.

13.2 All appointments of officers shall be made at such remuneration, whether by way of salary, fee, commission, participation in profits, or otherwise, as the directors think fit, and every appointment of an officer by the directors shall be in force until revoked by the directors or until the death or resignation in writing of the officer unless otherwise provided in the resolution of appointment.

13.3 Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

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                                      -16-

                       PART 14 - EXECUTION OF INSTRUMENTS

14.1 The Secretary or any other officer or any director may sign certificates and similar instruments (other than share certificates) on the Company's behalf with respect to any factual matters relating to the Company's business affairs, including certificates verifying copies of the articles, by-laws, resolutions and minutes of meetings of the Company. Subject to the foregoing, deeds, transfers, assignments, contracts, obligations, certificates and other instruments shall be signed on behalf of the Company by two persons, one of whom holds the office of Chairman of the Board, President, Managing Director, Vice-President or director and the other of whom holds one of the said offices or the office of Secretary, Treasurer, Assistant Secretary or Assistant Treasurer or any other office created by by-law or by resolution of the board. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed.

14.2 The directors may, but shall not be required to, provide a common seal for the Company. They shall have power from time to time to destroy the same or substitute a new seal in place of the seal destroyed or to cause the affairs of the Company to be conducted without a common seal. In the event a seal is provided, then unless otherwise provided by the directors, the same may be affixed to any document by the signing officers designated in
      Article 14.1.

14.3 Subject to the provisions of the Company Act, the directors may provide for use in any other province, state, territory or country an official seal, which shall be a facsimile of the common seal of the Company, with the addition on its face of the name of the province, state, territory or country where it is to be used.

14.4 The signature of any officer of the Company may be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and, subject to the Company Act, any instrument on which the signature of any such person is so reproduced, shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such instrument. The term "instrument" as used in this Article shall include all paper and electronic writings.


                              PART 15 - DIVIDENDS

15.1 The directors may declare dividends and fix the date of record therefore and the date for payment thereof, provided that the record date may precede the payment date by not more than 50 days and notice of such record date is given not less than 14 days before such record date by advertisement in a newspaper published or distributed in the place where the Company has its registered office. If no record date is fixed then the record date shall be the close of business on the day on which the resolution relating to such dividend is passed by the board.

15.2 Subject to the terms of shares with special rights or restrictions, all dividends shall be declared according to the number of shares held.

15.3 Dividends may only be payable out of the profits of the Company. No dividend shall bear interest against the Company. A transfer of a share shall not pass the right to any dividend thereon before the registration of the transfer in the register.

15.4 A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid-up shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, where any difficulty arises in regard to the distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of specific assets, and may determine that cash payments shall be made to a member upon the basis of the value so fixed in place of fractional shares, bonds, debentures or other debt obligations in order to adjust the rights of all parties, and may vest any of those specific assets in trustees upon such trusts for the persons entitled as may seem expedient to the directors.

15.5 Any dividend or other moneys payable in cash in respect of a share may be paid by cheque sent through the post to the member in a prepaid letter, envelope or wrapper addressed to the member at his registered address, or in the case of joint members, to the registered address of the joint member who is the first named on the register, or to such person and to such address as the member or joint members, as the case may be, in writing direct. Any one of two or more joint members may give effectual receipts for any dividend or other moneys payable or assets distributable in respect of a share held by them.

15.6  No notice of the declaration of a dividend need be given to any member.

15.7 The directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which the profits of the Company may be properly applied, and pending that application may, at the like discretion, either be employed in the business of the Company or be invested in such investments, as the directors may from time to time think fit, including shares of the Company purchased or acquired in accordance with these Articles.

15.8 The directors may capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares or any bonds, debentures or other debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

15.9 Should any dividend result in any shareholder being entitled to a fractional share, the directors shall have the right to pay such shareholders the cash equivalent of such fractional part, and shall have the further right to carry out such distribution and to adjust the rights of the shareholders with respect thereto on as practical and equitable a basis as possible.

15.10 Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Company.


                               PART 16 - ACCOUNTS

16.1 The directors shall cause records and books of accounts to be kept as necessary to record properly the financial affairs and conditions of the Company and to comply with the provisions of the Company Act and all statutes applicable to the Company.

16.2 The fiscal period of the Company shall terminate on such day in each year as the Board of Directors may from time to time, by resolution, determine.


                               PART 17 - NOTICES

17.1 A notice may be given to any member or director, either by personal service or by sending it by post to him in a letter, envelope or wrapper or by facsimile addressed to the member or director at his registered address or in any manner approved by the directors and not prohibited by the Company Act.

17.2 A notice may be given by the Company to joint members in respect of a share registered in their names by giving the notice to the joint member first named in the register of members in respect of that share.

17.3 A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter, envelope or wrapper addressed to them by name, or by the title of representatives of the deceased or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or, until that address has been so supplied, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

17.4 Any notice or document sent by post to, or left at, the registered address of any member, shall, notwithstanding that member is then deceased, and whether or not the Company has notice of his death, be deemed to have been duly served in respect of any registered shares, whether held solely or jointly with other persons by that deceased member, until some other person is registered in his stead as the member or joint member in respect of those shares, and that service shall for all purposes of these Articles be deemed a sufficient service of such notice or document on his personal representatives and all persons, if any, jointly interested with him in those shares.

17.5 Any notice sent by post shall be deemed to have been served on the second day following that on which the letter, envelope or wrapper containing the same is posted exclusive of any day upon which the mail is not regularly delivered or handled in either the place of posting or the place of delivery, and in proving service it is sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed and put in a Canadian government post office, postage prepaid, subject always to it being proved by the person to whom the notice was addressed that the mail was not regularly delivered or handled as aforesaid on or between the day of posting and the day of delivery.

17.6 Notice of every general meeting shall be given in the manner hereinbefore authorized to:

      (a) every member holding a share or shares carrying the right to vote at such meetings on the record date or, if no record date was established by the directors, on the date of personal service or mailing;

      (b) every person upon whom the ownership of a share has devolved by reason of his being a legal personal representative or a trustee in bankruptcy of a member where the member, but for his death or bankruptcy, would be entitled to receive notice of the meeting; and

      (c)   the auditor of the Company.

      Subject to any provisions in any instrument of the Company or in the special rights or restrictions attached to any shares, no other person is entitled to receive notice of general meetings.


                                 PART 18 - FEES

18.1 The Company may charge the following fee to issue a new certificate in exchange for an existing certificate or a defaced or worn out certificate or to replace a lost or destroyed certificate:

      Per new certificate: $1.00


                   PART 19 - TRANSFER OF SHARES. RESTRICTIONS

19.1 A share or shares in the Company may be transferred by an instrument of transfer and in accordance with these Articles by any member, or the personal representative of any deceased member or the trustee in bankruptcy of any bankrupt member or by the liquidator of any member which is a corporation, only with the approval of a resolution of the directors.

19.2 Notwithstanding anything otherwise provided in these Articles, the directors may, in their absolute discretion, refuse to allow and decline to register any transfer of shares to any person, even if the foregoing conditions and other provisions of these Articles are complied with, and the directors shall not be bound or required to disclose their reasons for any such refusal to anyone.

19.3 The number of members of the Company shall be limited to 50, not including persons who are in the employment of the Company and persons who, having been formerly in the employment of the Company were, while in that employment and have continued after the termination of that employment to be, shareholders of the Company.

19.4 Any invitation to the public to subscribe for securities of the Company is prohibited.


                   PART 20 - SPECIAL RIGHTS AND RESTRICTIONS

CLASS A COMMON SHARES

20.1 The holders of the Class A Common Shares shall be entitled to one vote for each such share so held at all meetings of members.

20.2 Subject the rights of the holders of any Class B Preferred Shares established by series, the directors shall be at liberty in their absolute discretion to declare dividends on any one or more class or classes of the Class A Common Shares or the Class B Preferred Shares to the exclusion of the other.

20.3 Subject to the rights of holders of any Class B Preferred Shares established by series, in the event of the liquidation, dissolution or wind-up of the Company, whether voluntary or involuntary, the holders of the Class A Common Shares shall be entitled to participate on a pro rata basis in the distribution of the remaining assets of the Company.

CLASS B PREFERRED SHARES

20.4 Class B Preferred Shares may be issued by the directors in one or more series, and the directors may, from time to time, by resolution passed:

      (a) alter the Memorandum of the Company to fix the number of shares in, and to determine the designation of the shares of, each series; and

      (b) alter the Memorandum or the Articles of the Company to create, define and attach special rights and restrictions to the shares of each series, subject to the special rights and restrictions attached to the shares of the Class, including without in any way limiting or restricting the generality of the foregoing, the following:

            (i) the rate, amount or method of calculation of dividends, if any, and whether the same are subject to adjustments;

            (ii) whether such dividends are cumulative, partly cumulative or non-cumulative;

            (iii) the dates, manner and currency of payments of dividends and the dates from which dividends accrue or become payable;

            (iv) if redeemable or purchasable, the redemption or purchase prices and the terms and conditions of redemption or purchase, with or without provision for sinking or similar funds;

            (v)   any conversion, exchange or reclassification rights; and

            (vi) any other rights, privileges, restrictions and conditions not inconsistent with these provisions.

20.5 The Class B Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs, rank on a parity with the Class B Preferred Shares of every other series and be entitled to a preference over the Class A Common Shares and any other class ranking junior to the Class B Preferred Shares. The Class B Preferred Shares of any series shall also be entitled to such other preferences, not inconsistent with these provisions, over the Class A Common Shares and the shares of any other class ranking junior to the Class B Preferred Shares, as may be fixed in accordance with Article 20.4.

20.6 The approval of the holders of Class B Preferred Shares as a class, as to any matters referred to in these provisions or required by law may be given as specified below:

      (a) any approval given by the holders of the Class B Preferred Shares shall be deemed to have been sufficiently given if it shall have been given in writing by the holders of all of the outstanding Class B Preferred Shares or by a resolution passed at a meeting of holders of Class B Preferred Shares duly called and held for such purpose upon not less than 21 days' notice at which the holders of at least a majority of the outstanding Class B Preferred Shares are present or are represented by proxy and carried by the affirmative vote of not less than 75% of the votes cast at such meeting. If at any such meeting the holders of a majority of the outstanding Class B Preferred Shares are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than 15 days thereafter and to such time and place as may be designated by the chairman of the meeting and not less than ten days' written notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjournment meeting the holders of Class B Preferred Shares present or represented by proxy shall form a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 75% of the votes cast at such meeting shall constitute the approval of the holders of the Class B Preferred Shares; and

      (b) on every poll taken at any such meeting each holder of Class B Preferred Shares shall be entitled to one vote in respect of each Class B Preferred Share held. Subject to the foregoing, the formalities to be observed with respect to the giving or waiving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the Company Act and the Articles of the Company with respect to meetings of shareholders.

20.7 Except as otherwise provided in the Company Act or these provisions, the holders of Class B Preferred Shares shall not, as such, be entitled to receive notice of, or attend or vote at, any meeting of the members of the Company.

LETTERS PATENT
INCORPORATING
BOWES PUBLISHERS
LIMITED (As a
Private Company)

---

DATED 25th September, 1950

---

RECORDED 13th October, 1950

[signature]
For Deputy Registrar General
of Canada

                                     [logo]

                                     Canada

By the Honourable FREDERICK GORDON BRADLEY Secretary of State of Canada To all whom these presents shall come, or whom the same may in anywise concern,
GREETING:

Whereas, in and by Part I of The Companies Act, 1934, it is, amongst other things, in effect enacted that the Secretary of State of Canada may, by Letters Patent, under his Seal of Office, grant a Charter to any number of persons, not less than three, who having complied with the requirements of the said Act, apply therefor, constituting such persons, and others who thereafter become Shareholders of the Company thereby created, a Body Corporate and Politic for any of the purposes or objects to which the Legislative Authority of the Parliament of Canada extends, except the construction and working of railways within Canada or of telegraph or telephone lines within Canada, the business of insurance within the meaning of The Canadian and British Insurance Companies Act, the business of a trust company within the meaning of the Trust Companies Act, the business of a loan company within the meaning of the Loan Companies Act, and the business of banking and the issue of paper money, upon the applicants therefor establishing to the satisfaction of the Secretary of State, due compliance with the several conditions and terms in and by the said Act set forth and thereby made conditions precedent to the granting of such Charter.

And Whereas, GEORGE YOUNG CLEMENT and JOHN WESLEY BURGESS Solicitors, and JANET OLIVE CLEMENT, Housewife, all of the Town of Wallasburg, in the Province of Ontario,

have made application for a Charter under the said Act, constituting them and such others as may become shareholders in the Company thereby created, a Body Corporate and Politic, under the name of

                           BOWES PUBLISHERS LIMITED

for the purposes hereinafter mentioned, and have satisfactorily established the sufficiency of all proceedings required by the said Act, to be taken, and the truth and sufficiency of all facts required to be established previous to the granting of such Letters Patent, and have filed in the Department of the Secretary of State a duplicate of the Memorandum of Agreement executed by the said applicants in conformity with the provisions of the said Act.

Now Know Ye, that I, the said FREDERICK GORDON BRADLEY Secretary of State of Canada, under the authority of the hereinbefore in part recited Act do, by these Letters Patent, constitute the said GEORGE YOUNG CLEMENT, JOHN WESLEY BURGESS AND JANET OLIVE CLEMENT and all others who may become shareholders in the said company, a Body Corporate and Politic, by the name of BOWES PUBLISHERS LIMITED with all the rights and powers given by the said Act, and for the following purposes and objects, namely - (a) To acquire, print, publish, conduct and circulate or otherwise deal with any newspaper or newspapers or other publications and generally to carry on the business of a newspaper proprietors and general printers and publishers, stationers, lithographers, engravers, bookbinders, book sellers, type founders and of embossing, electrotyping, stereotyping, photographing, engraving and manufacturing and dealing in paper boxes, stationery, tags, labels, office furniture and office supplies;

     (b) To conduct a general advertising and publicity business in all its branches, both as principals and agents, and to acquire and operate property, franchises and privileges for advertising purposes or for the buying or selling of advertising or publicity rights, franchises or privileges, and to deal in all other articles or things of a character similar or analogous to the foregoing or any of them or connected therewith and in general to undertake and [illegible word] all kinds of agency business which an individual may legally undertake and [illegible word] for or connected with the above objects or purposes.

     The operations of the Company to be carried on throughout Canada and elsewhere.

     The head office of the Company will be situate at the City of Grands Prairie, in the Province of Alberta.

     The capital stock of the said Company shall consist of One Hundred (100) Class A preferred shares and Four Hundred (400) Class B preferred shares, all of the par value of One Hundred Dollars ($100) each, and One Hundred (100) Common shares without nominal or par value, subject to the increase of such capital stock under the provisions of the said Act; provided, however, that the aggregate consideration for the issue of the said [illegible words] par value shall not exceed in amount or value the sum of One Hundred Dollars ($100) or such greater amount as the board of directors of the Company may deem expedient and as may be authorised by the Secretary of State of Canada and payment of the requisite fees applicable to such greater amount.

     The said Class A preferred shares, the said Class B preferred shares and the said common shares shall respectively carry and be subject to the following rights, restrictions, conditions and limitations hereinafter set forth:

1. The Class A preferred shares shall carry the right to a fixed cumulative preferential divided at the rate of five per centum (5%) per annum, payable early. The said cumulative divided shall accrue and be cumulative from the respective date of issue of the said Class A preferred shares, and shall be payable in quarterly, semi-annual or annual instalments, on such date or dates as the directors may determine, payable at par at any branch in Canada of the Company's bankers for the time being. If any dividend shall be unpaid, on any dividend payment date, the said divided or any unpaid part thereof shall be paid on a subsequent date or dates in priority to any dividends on the Class B preferred shares or on the common shares; and no dividends shall be declared or paid or set apart in respect of the Class B preferred shares or common shares, unless all accrued cumulative dividends on the Class A preferred shares shall have been paid.

2. The said Class A preferred shares shall carry the right on liquidation or winding up of the Company to redemption of capital in priority to the Class B preferred shares and to the common shares; but they shall not confer a right to any further participation in the profits or assets, except as hereinafter provided, namely, that each Class A preferred share shall confer the right to participate in one-tenth (1/10) of one and one-third per cent (1 1/3%) of the net profits (if any) of the Company earned in each fiscal year (reckoned according to standard accounting practice and certified by the Company's auditors, after allowing as an expense for this purpose the payment of preferential dividends on both Class A and Class B preferred shares). The said profit payment shall be made within six (6) months next after the close of each fiscal year, and shall be prorated in the case of shares issued within such year so that the said profit payment shall be proportionate in such case to the portion of such fiscal year during which said shares were outstanding.

3. The said Class A preferred shares or any part thereof, shall be redeemable at a price of One Hundred and Ten Dollars ($110) at any time at the option of the directors of the Company, without the consent of the owners and holders thereof and if less than the whole amount of the outstanding Class A preferred shares be so redeemed, the shares to be redeemed shall be selected by lot or pro rata in such manner as the board of directors may determine. Not less than thirty (30) days' notice of such redemption shall be given by mailing such notice in writing to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption; if notice of any such redemption be given by the Company in the manner aforesaid and an amount sufficient to redeem the shares be deposited with any trust company or chartered bank, as specified in the notice, on or before the date fixed for redemption, dividends on the preferred shares to be redeemed shall cease after the date so fixed for redemption, and the holders thereof shall thereafter have no rights against the Company in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the monies so deposited.

4. The holders of the Class A preferred shares shall not as such have any voting rights for the election of directors or for any other purpose nor shall they be entitled to attend shareholders' meetings unless and until the Company shall have failed for a period of two (2) years, consecutive or not, to pay dividends on the Class A preferred shares, whereupon and whenever the same shall occur, the holders of the Class A preferred shares, shall, until all arrears of dividends have been paid on the Class A preferred shares, be entitled to attend all shareholders' meetings and shall have twenty (20) votes thereat for each Class A preferred share then held by them respectively.

5. The Class B preferred shares shall carry the right to a fixed cumulative preferential dividend, (preferential to the common shares but subsequent to the rights of the Class A preferred shares) at the rate of five per centum (5%) per annum. The said cumulative divided shall accrue and be cumulative from the respective date of issue of the said Class B preferred shares, and shall be payable in quarterly, semi-annual or annual instalments, on such date or dates as the directors may determine, payable at par at any branch in Canada of the Company's bankers for the time being. If any dividend shall be unpaid, on any dividend payment date, the said dividend or any unpaid part thereof shall be paid on a subsequent date or dates in priority to any dividends on the common shares; and no dividends shall be declared or paid or set apart in respect of the common shares, unless all accrued cumulative dividends on the Class B preferred shares shall not have been paid.

6. The said Class B preferred shares shall carry the right on liquidation or winding up of the Company to redemption of capital in priority to the commons shares, but subsequent to the Class A preferred shares; but they shall not confer the right to any further participation in profits or assets.

7. The said Class B preferred shares or any part thereof, shall be redeemable at a price of One Hundred and Ten Dollars ($110), at any time at the option of the directors of the Company without the consent of the owners and the holders thereof and if less than the whole amount of the outstanding Class B preferred shares shall be so redeemed, the shares to be redeemed shall be selected by lot or pro rata in such manner as the board of directors may determine. Not less than thirty (30) days' notice of such redemption shall be given by mailing such notice in writing to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption; if notice of any such redemption be given by the Company in the manner aforesaid and an amount sufficient to redeem the shares be deposited with any trust company or chartered bank, as specified in the notice, on or before the date fixed for redemption, dividends on the preferred shares to be redeemed shall cease after the date fixed for redemption, and the holders thereof shall thereafter have no rights against the Company in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the monies so deposited.

8. The holders of the Class B preferred shares shall not as such have any voting rights for the election of directors or for any other purpose nor shall they be entitled to attend shareholders' meetings unless and until the Company shall have failed to pay for a period of two (2) years, consecutive or not, to pay any dividend on the Class B preferred shares, whereupon and whenever the same shall occur, the holders of the Class B preferred shares shall, until all arrears of dividends have been paid on the Class B preferred shares, be entitled to attend all shareholders' meetings and shall have one (1) vote thereat for each Class B preferred share then held by them respectively.

     AND IT HEREIN ORDAINED AND DECLARED that the Company shall be deemed to be a private company under the provisions of the Companies Act, with the following restrictions, vis:-

I. No shares in the capital stock of the Company shall be transferred without the express consent of the majority of the directors, to be signified by a resolution passed by the board;

II. The number of shareholders of the Company shall be limited to fifty (50), not including persons who are in the employment of the Company and persons, who, having been formerly in the employment of the Company, were, while in that employment, and have continued after the determination of that employment to be shareholders of the Company, two (2) or more persons holding one (1) or more shares jointly being counted as a single shareholder.

III. Any invitation to the public to subscribe for any shares or debentures of the Company shall be prohibited.

     And it is further ordained and declared that, if authorised by by-law, duly passed by the directors and sanctioned by at least two-thirds of the votes cast at a special general meeting of the shareholders duly called for considering the by-law, the directors may from time to time:

      (a)   borrow money upon the credit of the company;

      (b)   limit or increase the amount to be borrowed;

      (c)   issue debentures or other securities of the company;

      (d) pledge or sell such debentures or other securities for such uses and at such prices as may be deemed expedient;

      (e) mortgage, hypothecate, charge or pledge all or any of the real and personal property, undertaking and rights of the company to secure any such debentures or other securities or any money borrowed on any other liability of the company.

     Nothing in this clause contained shall limit or restrict the borrowing of money by the Company on bills of exchange or promissory notes made, drawn, accepted or redeemed by or on behalf of the Company.

                                SUPPLEMENTARY

                                LETTERS PATENT

                                     TO

                           BOWES PUBLISHERS LIMITED


                         Dated  18th October, 1957.
                               -----------------------

                         Recorded  28th November,1957.
                                  --------------------

                           Film  [illegible]  Document  232
                                -------------          -----


                               /s/ [ILLEGIBLE]
                   ------------------------------------------
                   FOR THE DEPUTY REGISTRAR GENERAL OF CANADA


Ref. No.________________


MD

                                     [logo]

                                     CANADA

By the Honourable ELLEN LOUKS FAIRCLOUGH,

                                                   Secretary of State of Canada.

To all to whom these presents shall come, or whom the same may in anywise concern,

                                                                       GREETING:

WHEREAS BOWES PUBLISHERS LIMITED (hereinafter referred to as "the Company") was duly incorporated under the provisions of Part I of The Companies Act, 1934, by letters patent dated the twenty-fifth (25th) day of September, one thousand nine hundred and fifty (1950), with a capital stock consisting of one hundred (100) Class A preferred shares of the par value of one hundred dollars ($100) each, four hundred (400) Class B preferred shares of the par value of one hundred dollars ($100) each and one hundred (100) common shares without nominal or par value, provided, however, that the aggregate consideration for the issue of the said common shares without nominal or par value shall not exceed in amount or value the sum of one hundred dollars ($100) or such greater amount as the board of directors of the Company may deem expedient and as may be authorized by the Secretary of State of Canada on payment of the requisite fees applicable to such greater amount;

         AND WHEREAS the Company has applied by petition to me, the Secretary of State of Canada, for the issue of supplementary letters patent under the provisions of Part I of Chapter 53 of the Revised Statutes of Canada, 1952, known as the Companies Act, amending and varying the provisions of its letters patent and increasing its capital stock as hereinafter set forth, the whole in accordance with By-law No. 6, which by-law was enacted by the directors of the Company on the fifteenth (15th) day of June, one thousand nine hundred and fifty-six (1956), and duly sanctioned by at least two-thirds (2/3) of the votes cast by the holders of the common shares at a special general meeting of the shareholders of the Company duly called for considering the said by-law and held on the said fifteenth (15th) day of June, one thousand nine hundred and fifty-six (1956);

         AND WHEREAS the Company has satisfactorily established the sufficiency of all proceedings by the said Act required to be taken and the truth of all facts by the said Act required to be established previous to the granting of such supplementary letters patent;

         NOW KNOW YE THAT I, ELLEN LOUKS FAIRCLOUGH, Secretary of State of Canada, by virtue of the power vested in me by the said Act and of any other power or authority whatever in me vested in this behalf, do by these my supplementary letters patent:

         (a) in pursuance of the said By-law No. 6 of the Company, duly enacted and sanctioned as aforesaid, amend and vary the provisions of the letters patent incorporating the Company by deleting and expunging therefrom the statement of the rights, restrictions, conditions and limitations attaching to the Class A preferred shares, the Class B preferred shares and the common shares of the capital stock of the Company and substituting therefor the rights, restrictions, conditions and limitations hereinafter set forth; and

         (b) confirm the said By-law No. 6 of the Company, duly enacted and sanctioned as aforesaid, increasing the capital stock of the Company by the creation of six hundred (600) Class C preferred shares of the par value of one hundred dollars ($100) each to carry and be subject to the rights, restrictions, conditions and limitations hereinafter set forth;

         so that the authorized capital of the Company shall be as follows:

         "The capital stock of the Company shall consist of one hundred (100) Class A preferred shares of the par value of one hundred dollars ($100) each, four hundred (400) Class B preferred shares of the par value of one hundred dollars ($100) each, six hundred (600) class C preferred shares of the par value of one hundred dollars ($100) each and one hundred (100) common shares without nominal or par value, provided, however, that the aggregate consideration for the issue of the said one hundred (100) common shares without nominal or par value shall not exceed in amount or value the sum of one hundred dollars ($100) or such greater amount as the board of directors of the Company may deem expedient and as may be authorized by the Secretary of State of Canada on payment of the requisite fees applicable to such greater amount.

         The said Class A preferred shares, the said Class B preferred shares, the said Class C preferred shares and the said common shares shall respectively carry and be subject to the rights, restrictions, conditions and limitations hereinafter set forth:

          1. The Class A preferred shares shall carry the right to a fixed cumulative preferential dividend at the rate of five per cent (5%) per annum. The said cumulative dividend shall accrue and be cumulative from the respective dates of issue of the said Class A preferred shares and shall be payable in quarterly, semi-annual or annual instalments, on such date or dates as the directors may determine, at par at any branch in Canada of the Company's bankers for the time being. If any dividend shall be unpaid on any dividend payment date, the said dividend or any unpaid part thereof shall be paid on a subsequent date or dates in priority to any dividends on the Class B or Class C preferred shares or on the common shares and no dividends shall be declared or paid or set apart in respect of the Class B or Class C preferred shares or common shares unless all accrued cumulative dividends on the Class A preferred shares shall have been paid.

         2. The said Class A preferred shares shall carry the right on liquidation or winding up of the Company to repayment of capital in priority to the Class B and Class C preferred shares and to the common shares, but they shall not confer a right to any further participation in the profits or assets, except as hereinafter provided, namely, that each Class A preferred share shall confer the right to participate in one-tenth (1/10) of one and one-third per cent (1-1/3%) of the net profit (if any) of the Company earned in each fiscal year (reckoned according to standard accounting practice and certified by the Company's auditors, after allowing as an expense for this purpose the payment of preferential dividends on both Class A and Class B preferred shares). The said profit payment shall be made within six (6) months next after the close of each fiscal year and shall be pro-rated in the case of shares issued within such year so that said profit payment shall be proportionate in such case to the portion of such fiscal year during which said shares were outstanding.

         3. The said Class A preferred shares on any part thereof shall be redeemable at a price of one hundred and ten dollars ($110) per share at any time at the option of the directors of the Company without the consent of the owners and the holders thereof and if less than the whole amount of the outstanding Class A preferred shares shall be so redeemed, the shares to be redeemed shall be selected by lot or PRO RATA in such manner as the board of directors may determine. Not less than thirty (30) days' notice of such redemption shall be given by mailing such notice in writing to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption; if notice of any such redemption be given by the Company in the manner aforesaid and an amount sufficient to redeem the shares be deposited with any trust company or chartered bank, as specified in the notice, on or before the date fixed for redemption, dividends on the Class A preferred shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Company in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefore out of the moneys so deposited.

         4. The holders of the Class A preferred shares shall not as such have any voting rights for the election of directors or for any other purpose nor shall they be entitled to attend shareholders' meetings unless and until the Company shall have failed for a period of two (2) years, consecutive or not, to pay dividends on the Class A preferred shares, whereupon and whenever the same shall occur, the holders of the Class A preferred shares shall, until all arrears of dividends have been paid on the Class A preferred shares, be entitled to attend all shareholders' meetings and shall have twenty
(20) votes thereat for each Class A preferred share then held by them respectively.

         5. The Class B preferred shares shall carry the right to a fixed cumulative preferential dividend (preferential to the Class C preferred shares and common shares but subsequent to the rights of the holders of Class A preferred shares) at the rate of five per cent (5%) per annum. The said cumulative dividend shall accrue and be cumulative from the respective dates of issue of the said Class B preferred shares and shall be payable in quarterly, semi-annual or annual instalments, on such date or dates as the directors may determine, at par at any branch in Canada of the Company's bankers for the time being. If any dividend shall be unpaid on any dividend payment date, the said dividend or any unpaid part thereof shall be paid on a subsequent date or dates in priority to any dividends on the Class C preferred shares or common shares and no dividends shall be declared or paid or set apart in respect of the common shares or the Class C preferred shares unless all accrued cumulative dividends on the Class B preferred shares shall have been paid.

         6. The said Class B preferred shares shall carry the right on liquidation or winding-up of the Company to repayment of capital in priority to the common shares and Class C preferred shares, but subsequent to the Class A preferred shares, but they shall not confer the right to any further participation in profits or assets.

         7. The said Class B preferred shares or any part thereof shall be redeemable at a price of one hundred and ten dollars ($110) per share at any time at the option of the directors of the Company without the consent of the owners and the holders thereof and if less than the whole amount of the outstanding Class B preferred shares shall be so redeemed, the shares to be redeemed shall be selected by lot or PRO RATA in such manner as the board of directors may determine. Not less than thirty (30) days' notice of such redemption shall be given by mailing such notice in writing to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption; if notice of any such redemption be given by the Company in the manner aforesaid and an amount sufficient to redeem the shares be deposited with any trust company or chartered bank, as specified in the notice, on or before the date fixed for redemption, dividends on the Class B preferred shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Company in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the moneys so deposited.

         8. The holders of the Class B preferred shares shall not as such have any voting rights for the election of directors or for any other purpose nor shall they be entitled to attend shareholders' meetings unless and until the Company shall have failed for a period of two (2) years, consecutive or not, to pay any dividend on the Class B preferred shares, whereupon and whenever the same shall occur, the holders of the Class B preferred shares shall, until all arrears of dividends have been paid on the Class B preferred shares, be entitled to attend all shareholders' meetings and shall have one (1) vote thereat for each Class B preferred share then held by them respectively.

         9. The Class C preferred shares shall carry the right to a fixed cumulative preferential dividend (preferential to the common shares but subsequent to the rights of the holders of Class A and Class B preferred shares) at the rate of six per cent (6%) per annum. The said cumulative dividend shall accrue and be cumulative from the respective dates of issue of the said Class C preferred shares and shall be payable in quarterly, semi-annual or annual instalments, on such date or dates as the directors may determine, at par at any branch in Canada of the Company's bankers for the time being. If any dividend shall be unpaid on any dividend payment date, the said dividend or any unpaid part thereof shall be paid on a subsequent date or dates in priority to any dividends on the common shares and no dividends shall be declared or paid or set apart in respect of the common shares unless all accrued cumulative dividends on the Class C preferred shares shall have been paid.

         10. The said Class C preferred shares shall carry the right on liquidation or winding-up of the Company to repayment of capital in priority to the common shares, but subsequent to the Class A and Class B preferred shares, but they shall not confer the right to any further participation in profits or assets.

         11. The said Class C preferred shares or any part thereof shall be redeemable at par with thirty (30) days' notice at any time at the option of the directors of the Company without the consent of the owners and holders thereof and if less than the whole amount of the outstanding Class C preferred shares shall be so redeemed, the shares to be redeemed shall be selected by lot or PRO RATA in such manner as the board of directors may determine. Not less than thirty (30) days' notice of such redemption shall be given by mailing such notice in writing to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption; if notice of any such redemption be given by the Company in the manner aforesaid and an amount sufficient to redeem the shares be deposited with any trust company or chartered bank, as specified in the notice, on or before the date fixed for redemption, dividends on the Class C preferred shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Company in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the moneys so deposited.

         12. The holders of the Class C preferred shares shall not as such have any voting rights for the election of directors or for any other purpose nor shall they be entitled to attend shareholders' meetings unless and until the Company shall have failed for a period of two (2) years, consecutive or not, to pay any dividend on the Class C preferred shares, whereupon and whenever the same shall occur, the holders of the Class C preferred shares shall, until all arrears of dividends have been paid on the Class C preferred shares, be entitled to attend all shareholders' meetings and shall have one (1) vote thereat for each Class C preferred share then held by them respectively."

         Given under my seal of office at Ottawa this eighteenth day of October, one thousand nine hundred and fifty-seven.

                                       /s/ [illegible]
                                       for the Secretary of State.



[SEAL]

                                    [LOGO]
                                    CANADA



CERTIFICATE OF CONTINUANCE                            CERTIFICAT DE PROROGATION

CANADA BUSINESS                                            LOI SUR LES SOCIETES
CORPORATIONS ACT                                       COMMERCIALES CANADIENNES








   BOWES PUBLISHERS LIMITED                                    32776
   ------------------------------------------------       ---------------
   Name of Corporation - Denomination de la societe       Number - Numero



   I hereby certify that the above-      Je certifie par les presentes que la
   mentioned Corporation was con-        societe mentionnee ci-haut a ete
   tinued under Section 181 of the       prorogee en vertu de l'article 181 de
   Canada Business Corporations Act      la Loi sur les societes commer-
   as set out in the attached articles   ciales canadiennes, tel qu'indique
   of Continuance.                       dans les clauses de prorogation
                                         ci-jointes.






   /s/ [illegible]                   November 5, 1980
       Director - Directeur        Date of Continuance - Date de la prorogation

                        CANADA BUSINESS CORPORATIONS ACT

                                     FORM 11

                             ARTICLES OF CONTINUANCE

                                  (Section 181)

1.       Name of Corporation:

         BOWES PUBLISHERS LIMITED

2.       Place in Canada where the registered office is to be situate:

         City of Edmonton, Province of Alberta

3. The classes and any maximum number of shares that the Corporation is authorized to issue:

         The authorized capital of the Corporation shall consist of One Million (1,000,000) common shares.

4.       Restrictions, if any, on share transfers:

         No share of the capital stock of the Corporation shall be transferred without the previous sanction of the board of directors of the Corporation expressed by resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by all of the directors of the Corporation.

5.       Number of directors:

         The number of directors of the Corporation shall be such number not fewer than three nor more than nine, as may be determined from time to time by the board of directors.

6.       Restrictions, if any, on business the Corporation may carry on:

         There are no restrictions in these articles on the business which the Corporation may carry on.

7.       If change of name effected, previous name:

         N/A

8.       Other provisions, if any:

         (a) The number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation and persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation;

          b) Any invitation to the public to subscribe for securities of the Corporation is prohibited;

         (c) Without in any way limiting the powers conferred upon the Corporation and its directors by the Canada Business Corporations Act, the board of directors may, from time to time, in such amounts and on such terms as it deems expedient, charge, mortgage, hypothecate or pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired, real or personal, moveable or immoveable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

                  The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of each such delegation.

                  Dated the 3rd day of November 1980.

                                    /s/ [illegible]
                                    Secretary

Corporation No:  32776                                 Filed:  November 10, 1980

[LOGO]              Consumer and                         Consommation
CANADA              Corporate Affairs Canada             et Corporations Canada



CERTIFICATE OF AMENDMENT                             CERTIFICAT DE MODIFICATION

CANADA BUSINESS                                            LOI SUR LES SOCIETES
CORPORATIONS ACT                                       COMMERCIALES CANADIENNES



BOWES PUBLISHERS LIMITED                                  032776-0

Name of Corporation - Denomination de la societe      Number - Numero

I hereby certify that the Articles of          Je certifie par les presentes que les
the above-mentioned Corporation                statuts de la societe mentionnee
were amended                                   ci-haut ont ete modifies

(a) under Section 13 of the Canada      / /    (a)  en vertu de l'article 13 de la
Business Corporations Act in                   Loi sur les societes commerciales
accordance with the attached                   canadiennes conformement a l'avis
notice;                                        ci-joint;

(b)  under Section 27 of the Canada     / /    (b) en vertu de l'article 27 de la Loi
Business Corporations Act as set out           sur les societes commerciales
in the attached Articles of Amendment          canadiennes tel qu'indique dans les
designating a series of shares;                clauses modificatrices ci-jointes
                                               designant une serie d'actions;

(c)  under Section 171 of the Canada    /X/    (c) en vertu de l'article 171 de la
Business Corporations Act as set out           Loi sur les societes commerciales
in the attached Articles of Amendment;         canadiennes tel qu'indique
                                               dans les clauses modificatrices
                                               ci-jointes;

(d)  under Section 185 of the Canada    / /    (d) en vertu de l'article 185 de la
Business Corporations Act as set out           Loi sur les societes commerciales
in the attached Articles of                    canadiennes tel qu'indique dans
Reorganization;                                les clauses de reorganisation
                                               ci-jointes;

(e)  under Section 185.1 of the Canada  / /    (e) en vertu de l'article 185.1 de la
Business Corporations Act as set out           Loi sur les societes commerciales
in the attached Articles of                    canadiennes tel qu'indique dans
Arrangement.                                   les clauses d'arrangement ci-jointes.


       Le Directeur

   /s/ [illegible]                   August 10, 1988/le 10 aout 1988
       Director                     Date of Amendment - Date de la modification

5/103275/ID1418/120788mcm

Consumer and
Corporate            Consommation                          FORM 4                 FORMULE 4
Affairs Canada       et Corporations Canada
                                                   ARTICLES OF AMENDMENT     CLAUSES MODIFICATRICES
Canada Business      Loi sur les societes
Corporations Act     commerciales canadiennes       (SECTION 27 OR 171)      (ARTICLE 27 OU 171)

---------------------------------------------------------------------------------------------------
1 - Name of Corporation - Denomination             | 2 - Corporation No. - No de la societe
    de la societe                                  |
                                                   |
  BOWES PUBLISHERS LIMITED                         |               32776 - O
---------------------------------------------------------------------------------------------------
3 - The articles of the above-named                  Les statuts de la societe ci-haut mentionnee
    corporation are amended as follows:              sont modifies de la facon suivante:


         Pursuant to section 167(1)(d) of the Act, Article 3 of the Articles of Continuance of
         the Corporation is hereby amended by changing the maximum number of common shares the
         Corporation is authorized to issue from ONE MILLION (1,000,000) to ONE MILLION TEN
         THOUSAND (1,010,000) common shares.





---------------------------------------------------------------------------------------------------
Date                 | Signature                     | Description of Office - Description du poste
                     |                               |
                     |                               |
                     |                               |
July 22, 1988        | /s/ James E. Bowes            |            DIRECTOR
                     |------------------------       |
                     |     JAMES E. BOWES            |
---------------------------------------------------------------------------------------------------
                                                     | FOR DEPARTMENTAL USE ONLY - A L'USAGE DU
                                                     | MINISTERE SEULEMENT
                                                     |
                                                     | Filed - Deposee     10-8-1988
                                                     |
                                                     ----------------------------------------------

CCA-1387 (4/85)

[LOGO]   Consumer and               Consommation
         Corporate Affairs Canada   et Corporations Canada




CERTIFICATE OF AMALGAMATION                                CERTIFICAT DE FUSION

CANADA BUSINESS                                            LOI SUR LES SOCIETES
CORPORATIONS ACT                                       COMMERCIALES CANADIENNES








   BOWES PUBLISHERS LIMITED                                  240690-0

   Name of Corporation - Denomination de la societe       Number - Numero



   I hereby certify that the above-      Je certifie par les presentes que
   mentioned Corporation resulted from   la societe mentionnee ci-haut resulte
   the amalgamation of the following     de la fusion des societes ci-dessous,
   Corporations under Section 179 of     en vertu de l'article 179 de la Loi
   the Canada Business Corporations      sur les societes commerciales
   Act, as set out in the attached       canadiennes, tel qu'indique dans les
   articles of Amalgamation.             statuts de fusion ci-joints.




       Le Directeur

   /s/ [illegible]                       November 30, 1988/le 30 novembre 1988
       Director                          Date of Amalgamation - Date de fusion





   [CANADA LOGO]

94 [illegible] 103946-ID566-281188mcm

-------------------------------------------------------------------------------

            CANADA BUSINESS                      LOI SUR LES SOCIETES
           CORPORATIONS ACT                    COMMERCIALES CANADIENNES
                FORM 9                                 FORMULE 9
       ARTICLES OF AMALGAMATION                    STATUS DE FUSION
            (SECTION 179)                            (ARTICLE 179)

-------------------------------------------------------------------------------

1 - Name of Amalgamated Corporation       Denomination de la societe issue
                                          de la fusion
    BOWES PUBLISHERS LIMITED

-------------------------------------------------------------------------------

2 - The place within Canada where         Lieu au Canada ou doit etre situe
    the registered office is to be        le siege social
    situated

    Edmonton, Alberta

-------------------------------------------------------------------------------

3 - The classes and any maximum number    Categories et tout nombre maximal
    of shares that the corporation        d'actions que la societe est
    is authorized to issue                autorisee a emettre

The authorized capital of the Corporation shall consist of One Million Ten Thousand (1,010,000) common shares.

-------------------------------------------------------------------------------

4 - Restrictions if any on share          Restrictions sur le transfert des
    transfers                             actions, s'il y a lieu

    See attached Schedule "A".

-------------------------------------------------------------------------------

5 - Number (or minimum and                Nombre (ou nombre minimum et
    maximum number) of directors          maximum) d'administrateurs

The number of directors of the Corporation shall consist of five (5) directors.

-------------------------------------------------------------------------------

6 - Restrictions if any on                Limites imposees quant aux
    business the corporation may          activites que la societe peut
    carry on                              exploiter, s'il y a lieu

    There are no restrictions in these Articles on the business which the Corporation may carry on.

-------------------------------------------------------------------------------

7 - Other provisions if any               Autres dispositions s'il y a lieu

    See attached Schedule "B".

-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
8 - The amalgamation agreement has been approved        ---     La convention de fusion a ete
    by special resolutions of shareholders of each              approuvee par resolutions speciales
    of the amalgamating corporations listed in                  des actionnaires de chacune des
    item 10 below in accordance with Section 177                societes fusionnantes enumerees a
    of the Canada Business Corporations Act.                    la rubrique 10 ci-dessous, en
                                                                conformite de l'article 177 de la
                                                                Loi sur les societes commerciales
                                                                canadiennes.

    The amalgamation has been approved by a              X      La fusion a ete approuvee par
    resolution of the directors of each of              ---     resolution des administrateurs de
    the amalgamating corporations listed in                     chacune des societes fusionnantes
    Item 10 below in accordance with Section                    enumerees a la rubrique 10 ci-
    178 of the Canada Business Corporations Act.                desous en conformite de l'article
    These articles of amalgamation are the same                 178 de la Loi sur les societes
    as the articles of incorporation of                         commerciales canadiennes. Les
    (name of the designated amalgamating                        presents statuts de fusion sont
    corporation)                                                les memes que les statuts
                                                                constitutifs de (nommer la societe
                                                                fusionnante designee).

BOWES PUBLISHERS LIMITED
---------------------------------------------------------------------------------------------------
9 - Name of the amalgamating corporation                ---     Denomination de la societe
    the by-laws of which are to be the                          fusionnante dont les reglements
    by-laws of the amalgamating corporation.                    doivent etre les reglements de la
                                                                societe issue de la fusion.

    BOWES PUBLISHERS LIMITED


---------------------------------------------------------------------------------------------------
10 - Name of Amalgamating   Corporation No.   Signature            Date            Description of
     Corporations           No de la societe                                       office
     Denomination des                                                              Description du
     societes                                                                      poste
     fusionnantes

Bowes Publishers Limited    32776-0           /s/ K. KIRKPATRICK   Nov. 21, 1988   Director
                                                  --------------
                                                  K. Kirkpatrick

Vopni Press Limited         240478-8          /s/ K. KIRKPATRICK   Nov. 21, 1988   Director
                                                  --------------
                                                  K. Kirkpatrick

62427 Manitoba Ltd.         240479-6           /s/ K. KIRKPATRICK   Nov. 21, 1988   Director
                                                  --------------
                                                  K. Kirkpatrick

Kenora Miner and News       240481-8           /s/ K. KIRKPATRICK   Nov. 21, 1988   Director
      Limited                                      --------------
                                                  K. Kirkpatrick

Hanna Dagmar Publications   240480-0           /s/ K. KIRKPATRICK   Nov. 21, 1988   Director
     Inc.                                          --------------
                                                  K. Kirkpatrick
---------------------------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                                       A L'USAGE DU MINISTERE SEULEMENT
Corporation No. - No de la societe                              Filed - Deposee
                  240690-0                                              22-12-88

94-103946-ID567

                                  SCHEDULE "A"

         No share of the capital stock of the Corporation shall be transferred without the previous sanction of the board of directors of the Corporation expressed by resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by all of the directors of the Corporation.

94-103946-ID568

                                  SCHEDULE "B"

         (a) The number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation and persons who, having been formally in the employment of the corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the corporation;

         (b) Any invitation to the public to subscribe for securities of the Corporation is prohibited;

         (c) Without in any way limiting the powers conferred upon the Corporation and its directors by the Canada Business Corporations Act, the board of directors may, from time to time, in such amounts and on such terms as it deems expedient, charge, mortgage, hypothecate or pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired, real or personal, moveable or immoveable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

         The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of each such delegation.

[LOGO]              Consumer and                         Consommation
CANADA              Corporate Affairs Canada             et Corporations Canada



CERTIFICATE OF AMENDMENT                            CERTIFICAT DE MODIFICATION

CANADA BUSINESS                                     LOI REGISSANT LES SOCIETES
CORPORATIONS ACT                                  PAR ACTIONS DE REGIME FEDERAL



BOWES PUBLISHERS LIMITED                                    240690-0
Name of Corporation - Denomination de la societe       Number - Numero


I hereby certify that the Articles              Je certifie par les presentes que les
of the above-mentioned Corporation              statuts de la societe mentionnee ci-haut
were amended                                    a ete modifies

(a)  under Section 13 of the Canada      / /    (a)  en vertu de l'article 13 de la
Business Corporations Act in                    Loi regissant les societes par actions
accordance with the attached notice;            de regime federal conformement a l'avis
                                                ci-joint;

(b)  under Section 27 of the Canada      / /    (b) en vertu de l'article 27 de la Loi
Business Corporations Act as set out            regissant les societes par actions de
in the attached Articles of Amendment           regime federal tel qu'indique dans les
designating a series of shares;                 clauses modificatrices ci-jointes
                                                designant une serie d'actions;

(c)  under Section 177 of the Canada     /X/    (c) en vertu de l'article 177 de la
Business Corporations Act as set out            Loi regissant les societes par
in the attached Articles of Amendment;          actions de regime federal tel
                                                qu'indique dans les clauses
                                                modificatrices ci-jointes;


(d)  under Section 191 of the Canada     / /    (d) en vertu de l'article 191 de la
Business Corporations Act as set out            Loi regissant les societes par
in the attached Articles of                     actions de regime federal tel
Reorganization;                                 qu'indique dans les clauses de
                                                reorganisation ci-jointes;

(e)  under Section 192 of the Canada     / /    (e) en vertu de l'article 192 de la
Business Corporations Act as set out            Loi regissant les societes par
in the attached Articles of                     actions de regime federal tel
Arrangement.                                    qu'indique dans les clauses
                                                d'arrangement ci-jointes.

       Le directeur

   /s/ [illegible]                   September 10, 1990/le 10 septembre 1990
       Director                     Date of Amendment - Date de la modification


    [CANADA LOGO]

39-21432 [illegible] ID8486-160890bmb

Consumer and
Corporate            Consommation                          FORM 4                 FORMULE 4
Affairs Canada       et Corporations Canada
                                                   ARTICLES OF AMENDMENT     CLAUSES MODIFICATRICES
Canada Business      Loi sur les societes
Corporations Act     commerciales canadiennes       (SECTION 27 OR 171)      (ARTICLE 27 OU 171)

---------------------------------------------------------------------------------------------------
1 - Name of Corporation - Denomination             | 2 - Corporation No. - No de la societe
    de la societe                                  |
                                                   |
  BOWES PUBLISHERS LIMITED                         |               240690-0-R
---------------------------------------------------------------------------------------------------
3 - The articles of the above-named                  Les statuts de la societe ci-haut mentionnee
    corporation are amended as follows:              sont modifies de la facon suivante:


         "Article 2 of the Articles of Amalgamation shall be deleted and the following be inserted:

          THE PLACE WITHIN CANADA WHERE THE REGISTERED OFFICE IS TO BE
SITUATED SHALL BE:

                                          HYDE PARK, ONTARIO."



---------------------------------------------------------------------------------------------------
Date                 | Signature                     | Description of Office - Description du poste
                     |                               |
                     |                               |
                     |                               |
August 20, 1990      | /s/ Donald J. Sinclair        |            VICE-PRESIDENT
                     |------------------------       |
                     |     DONALD J. SINCLAIR        |
---------------------------------------------------------------------------------------------------
                                                     | FOR DEPARTMENTAL USE ONLY - A L'USAGE DU
                                                     | MINISTERE SEULEMENT
                                                     |
                                                     | Filed - Deposee     SEP 14 1990
                                                     |
                                                     ----------------------------------------------

CCA-1387 (4/85)

[LOGO]   Consumer and               Consommation
         Corporate Affairs Canada   et Corporations Canada




CERTIFICATE OF AMALGAMATION                                CERTIFICAT DE FUSION

CANADA BUSINESS                                      LOI REGISSANT LES SOCIETES
CORPORATIONS ACT                                  PAR ACTIONS DE REGIME FEDERAL








   BOWES PUBLISHERS LIMITED                                  265704-0

   Name of Corporation - Denomination de la societe       Number - Numero



   I hereby certify that the above-      Je certifie par les presentes que
   mentioned Corporation resulted from la societe mentionnee ci-haut resulte the amalgamation of the following de la fusion des societes ci-dessous,
   Corporations under Section 185 of     en vertu de l'article 185 de la Loi
   the Canada Business Corporations      regissant les societes par actions de
   Act, as set out in the attached       regime federal, tel qu'indique dans
   articles of Amalgamation.             les statuts de fusion ci-joints.




       Le directeur

   /s/ [illegible]                       November 30, 1990/le 30 novembre 1990
       Director                          Date of Amalgamation - Date de fusion





   [CANADA LOGO]

[illegible] 107882-ID471-091090pla

-----------------------------------------------------------------------------------------------------------------------------
                      CANADA BUSINESS                                               LOI SUR LES SOCIETES
                     CORPORATIONS ACT                                             COMMERCIALES CANADIENNES
                          FORM 9                                                          FORMULE 9
                 ARTICLES OF AMALGAMATION                                             STATUTS DE FUSION
                       (SECTION 185)                                                     (ARTICLE 185)
-----------------------------------------------------------------------------------------------------------------------------
1 - Name of Amalgamated Corporation                                  Denomination de la societe issue de la fusion

    BOWES PUBLISHERS LIMITED
-----------------------------------------------------------------------------------------------------------------------------
2 - The place within Canada where the registered office              Lieu au Canada ou doit etre situe le siege social
    is to be situated:

    Hyde Park, Ontario
-----------------------------------------------------------------------------------------------------------------------------
3 - The classes and any maximum number of shares that the            Categories et tout nombre maximal d'actions que la
    corporation is authorized to issue                               societe est autorisee a emettre

    The authorized capital of the Corporation shall consist of One Million Ten Thousand (1,010,000) common shares.
-----------------------------------------------------------------------------------------------------------------------------
4 - Restrictions if any on share transfers                           Restrictions sur le transfert des actions, s'il y a lieu

    No share of the capital stock of the Corporation shall be transferred without the previous sanction of the board of directors of the Corporation expressed by resolution passed at a meeting of the board of directors of by an instrument or instruments in writing signed by all of the directors of the Corporation.
-----------------------------------------------------------------------------------------------------------------------------
5 - Number (or minimum and maximum number) of directors              Nombre (ou nombre minimum et maximum) d'administrateurs

    The number of directors of the Corporation shall consist of five (5) directors.
-----------------------------------------------------------------------------------------------------------------------------
6 - Restrictions if any on business the corporation may              Limites imposees quant aux activites que la societe peut
    carry on                                                         exploiter, s'il y a lieu

    There are no restrictions in these Articles on the business which the Corporation may carry on.

-----------------------------------------------------------------------------------------------------------------------------
7 - Other provisions if any                                          Autres dispositions s'il y a lieu

    (a) The number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation and persons who, having been formally in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation;

    (b) Any invitation to the public to subscribe for securities of the Corporation is prohibited;

    (c) Without in any way limited the powers conferred upon the Corporation and its directors by the Canada Business
Corporations Act, the board of directors may, from time to time, in such amounts and on such terms as it deems expedient, charge, mortgage, hypothecate or pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired, real or personal, moveable or immoveable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed or other debt or liability of the
Corporation.

        The board of directors may from time to time delegate to such one or more of the directors and officers of the
Corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of each such delegation.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
8 - The amalgamation agreement has been approved by special              La convention de fusion a ete approuvee par
    resolutions of shareholders of each of the amalgamating          --- resolutions speciales des actionnaires de chacune
    corporations listed in item 10 below in accordance with              des societes fusionnantes enumerees a la rubrique 10
    Section 183 of the Canada Business Corporations Act.                 ci-dessous, en conformite de l'article 183 de la Loi
                                                                         sur les societes commerciales canadiennes.

    The amalgamation has been approved by a resolution of the         X  La fusion a ete approuvee par resolution des
    directors of each of the amalgamating corporations listed        --- administrateurs de chacune des societes fusionnantes
    in item 10 below in accordance with Section 184 of the Canada        enumerees a la rubrique 10 ci-dessous en conformite
    Business Corporations Act. These articles of amalgamation are        de l'article 184 de la Loi sur les societes
    the same as the articles of amalgamation of BOWES PUBLISHERS         commerciales canadiennes. Les presents statuts de
    LIMITED.                                                             fusion sont les memes que les statuts constitutifs
                                                                         de (nommer la societe fusionnante designee).
-----------------------------------------------------------------------------------------------------------------------------
9 - Name of the amalgamating corporation the by-laws of which            Denomination de la societe fusionnante dont les
    are to be the by-laws of the amalgamated corporation.                reglements doivent etre les reglements de la societe
                                                                         issue de la fusion.
    BOWES PUBLISHERS LIMITED

-----------------------------------------------------------------------------------------------------------------------------
10 - Name of Amalgamating      Corporation No.       Signature                Date               Description of Office
     Corporations              No de la societe                                                  Description du poste
     Denomination des
     societes
     fusionnantes

     BOWES PUBLISHERS                                /s/ William Dempsey
       LIMITED                    240690-O-R         -------------------      Oct. 22, 1990           DIRECTOR
                                                       WILLIAM DEMPSEY

     STRATHROY AGE                                   /s/ William Dempsey
       DISPATCH INC.               265703-1          -------------------      Oct. 22, 1990           DIRECTOR
                                                       WILLIAM DEMPSEY
-----------------------------------------------------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                                            A L'USAGE DU MINISTERE SEULEMENT
Corporation No. - No de la societe                                   Filed - Deposee

265704-0                                                             November 22, 1990

[LOGO]   Consumer and               Consommation
         Corporate Affairs Canada   et Corporations Canada




CERTIFICATE OF AMALGAMATION                                CERTIFICAT DE FUSION

CANADA BUSINESS                                      LOI REGISSANT LES SOCIETES
CORPORATIONS ACT                                  PAR ACTIONS DE REGIME FEDERAL








   BOWES PUBLISHERS LIMITED                                  278070-4

   Name of Corporation - Denomination de la societe       Number - Numero



   I hereby certify that the above-      Je certifie par les presentes que
   mentioned Corporation resulted from la societe mentionnee ci-haut resulte the amalgamation of the following de la fusion des societes ci-dessous,
   Corporations under Section 185 of     en vertu de l'article 185 de la Loi
   the Canada Business Corporations      regissant les societes par actions de
   Act, as set out in the attached       regime federal, tel qu'indique dans
   articles of Amalgamation.             les statuts de fusion ci-joints.




       Le directeur

   /s/ [illegible]                       December 29, 1991/le 29 decembre 1991
       Director                          Date of Amalgamation - Date de fusion





   [CANADA LOGO]

                                                                       FORM 9                     FORMULE 9
Canada Business         Loi regissant les societes            ARTICLES OF AMALGAMATION         STATUS DE FUSION
Corporations Act        par actions de regime federal               (SECTION 185)                (ARTICLE 185)
----------------------------------------------------------------------------------------------------------------------------------
 1 - Name of Amalgamated Corporation                            Denomination de la societe issue de la fusion

     BOWES PUBLISHERS LIMITED
----------------------------------------------------------------------------------------------------------------------------------
 2 - The place within Canada where the registered office        Lieu au Canada ou doit etre situe le siege social
     is to be situated

     Hyde Park, Ontario.
----------------------------------------------------------------------------------------------------------------------------------
 3 - The classes and any maximum number of shares that the      Categories et tout nombre maximal d'actions que la societe
     corporation is authorized to issue                         est autorisee a emettre

     The authorized capital of the Corporation shall consist of One Million Ten Thousand (1,010,000) Common Shares.
----------------------------------------------------------------------------------------------------------------------------------
 4 - Restrictions if any on share transfers                     Restrictions sur le transfer des actions, s'il y a lieu

     See Schedule attached.
----------------------------------------------------------------------------------------------------------------------------------
 5 - Number (or minium and maximun number) of directors         Nombre (ou nombre minimum et maximum) d'administrateurs

     The number of directors of the Corporation shall consist of five (5) directors.
----------------------------------------------------------------------------------------------------------------------------------
 6 - Restriction if any on business the corporation may         Limites imposees quant aux activites que la societe peut
     carry on                                                   exploiter, s'il y a lieu

     There are no restrictions in these Articles on the business which the Corporation may carry on.
----------------------------------------------------------------------------------------------------------------------------------
 7 - Other provisions if any                                    Autres dispositions, s'il y a lieu

     See Schedule attached.
----------------------------------------------------------------------------------------------------------------------------------
 8 - The amalgamation agreement has been approved      / /      La convention de fusion a ete approuvee par resolutions speciales
     by special resolution of shareholders of each              des actionnaires de chacune des societes fusionnaires enumerees a
     of the amalgamating corporations listed in                 la rubrique 10 ci-dessous, en conformite de l'article 183 de la
     item 10 below in accordance with Section 183               Loi regissant les societes par actions de regime federal.
     of the Canada Business Corporations Act.

     The amalgamation has been approved by a           /X/      La fusion a ete approuvee par resolution des administrateurs de
     resolution of the directors of each of the                 chacune des societes fusionnantes enumerees a la rubrique 10
     amalgamating corporations listed in item 10                ci-dessous en conformite de l'article 184 de la Loi regissant les
     below in accordance with Section 184 of the                societes par actions de regime federal. Les presente statuts de
     Canada Business Corporations Act. These                    fusion sont les memes que les statuts constitutifs de
     articles of amalgamation are the same as                   (NOMMER LA SOCIETE FUSIONNANTE DESIGNEE).
     the articles of incorporation of (NAME THE
     DESIGNATED AMALGAMATING CORPORATION.)
----------------------------------------------------------------------------------------------------------------------------------
 9 - Name of the amalgamating Corporation the by-laws           Denomination de la societe fusionnante dont les reglements
     of which are to be the by-laws of the amalgamated          administratifs seront ceux de la societe issue de la fusion corporation

     BOWES PUBLISHERS LIMITED
----------------------------------------------------------------------------------------------------------------------------------
10 -  Name of Amalgamating Corporations         Corporation No.    Signature             Date           Description of Office
      Denomination des societes fusionnantes    No de la societe                                        Description du poste
----------------------------------------------------------------------------------------------------------------------------------
      BOWES PUBLISHERS LIMITED                      265704-0        /s/ William Dempsey   Dec. 28/1991       Director
                                                                        William Dempsey
----------------------------------------------------------------------------------------------------------------------------------
      SUMMERLAND PUBLISHING LTD.                    278074-7        /s/ William Dempsey   Dec. 28/1991       Director
                                                                        William Dempsey
----------------------------------------------------------------------------------------------------------------------------------
      COMMUNITY PRINTERS (1978) LTD.                278076-3        /s/ William Dempsey   Dec. 28/1991       Director
                                                                        William Dempsey
----------------------------------------------------------------------------------------------------------------------------------
      JAMES COMMUNICATIONS INC.                     278075-5        /s/ William Dempsey   Dec. 28/1991       Director
                                                                        William Dempsey
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT       Filed - Deposee
 Corporation No. - No. de la societe

     278070-4                                                      Dec. 23/1991
----------------------------------------------------------------------------------------------------------------------------------
CCA 1390 (02-89) 46                                       DYE & DURHAM CO. LIMITED

                                    SCHEDULE

                       to Form 9, Articles of Amalgamation
                           pursuant to Section 185 of
                        CANADA BUSINESS CORPORATIONS ACT

4.       RESTRICTIONS IF ANY ON SHARE TRANSFERS:

         No share of the capital stock of the Corporation shall be transferred without the previous sanction of the Board of Directors of the Corporation expressed by a resolution passed at a meeting of the Board of Directors or by an instrument or instruments in writing signed by all of the directors of the Corporation.

7.       OTHER PROVISIONS IF ANY:

         (a) the number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation and persons who, having been formally in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation;

         (b) any invitation to the public to subscribe to subscribe for securities of the Corporation is prohibited.

         (c) Without in any way limited the power conferred upon the Corporation and its directors by the Canada Business Corporations Act, the Board of Directors may, from time to time, in such amounts and on such terms as it deems expedient, charge, mortgage, hypothecate or pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired, real or personal, moveable or immoveable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

                  The Board of Directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board above to such extent and in such manner as the Board shall determine at the time of each such delegation.

[LOGO]   Industry Canada            Industrie Canada





CERTIFICATE                                    CERTIFICAT
OF AMALGAMATION                                DE FUSION

CANADA BUSINESS                                LOI CANADIENNE SUR
CORPORATIONS ACT                               LES SOCIETES PAR ACTIONS








   BOWES PUBLISHERS LIMITED                                    310244-1
   -----------------------------------------------        --------------------
   Name of corporation - Denomination de la societe        Corporation number
                                                          Numero de la societe


   I hereby certify that the above-      Je certifie que la societe
   named corporation resulted from       susmentionnee est issue d'une fusion,
   an amalgamation, under section 185    en vertu de l'article 185 de la
   of the CANADA BUSINESS CORPORATIONS   LOI CANADIENNE SUR LES SOCIETES PAR
   ACT, of the corporations set out      ACTIONS, des societes dont les
   in the attached articles of           denominations apparaissent dans
   amalgamation.                         les statuts de fusion ci-joints.






   /s/ [illegible]                       December 31, 1994/le 31 decembre 1994
       Director - Directeur              Date of Amalgamation - Date de fusion





   [CANADA LOGO]

[LOGO]                  Consumer and                          Consommation et
                        Corporate Affairs Canada              Affaires commerciales Canada

                                                                       FORM 9                     FORMULE 9
Canada Business         Loi regissant les societes            ARTICLES OF AMALGAMATION         STATUS DE FUSION
Corporations Act        par actions de regime federal               (SECTION 185)                (ARTICLE 185)
----------------------------------------------------------------------------------------------------------------------------------
 1 - Name of amalgamated corporation                            Denomination de la societe issue de la fusion

     BOWES PUBLISHERS LIMITED
----------------------------------------------------------------------------------------------------------------------------------
 2 - The place in Canada where the registered office            Lieu au Canada ou doit etre situe le siege social
     is to be situated

     London, Ontario
----------------------------------------------------------------------------------------------------------------------------------
 3 - The classes and any maximum number of shares that the      Categories et tout nombre maximal d'actions que la societe
     corporation is authorized to issue                         est autorisee a emettre

     The authorized capital of the Corporation shall consist of One Million Ten Thousand (1,010,000) Common Shares.
----------------------------------------------------------------------------------------------------------------------------------
 4 - Restrictions, if any, on share transfers                   Restrictions sur le transfer des actions, s'il y a lieu

     See Schedule Attached.
----------------------------------------------------------------------------------------------------------------------------------
 5 - Number (or minimum and maximum number) of directors        Nombre (ou nombre minimal et maximal) d'administrateurs

     The number of directors of the Corporation shall consist of five (5) directors.
----------------------------------------------------------------------------------------------------------------------------------
 6 - Restrictions, if any, on business the corporation may      Limites imposees a l'activite commerciale de la societe,
     carry on                                                   s'il y a lieu

     There are no restrictions in these Articles on the business which the Corporation may carry on.
----------------------------------------------------------------------------------------------------------------------------------
 7 - Other provisions if any                                    Autres dispositions, s'il y a lieu

     See Schedule Attached.
----------------------------------------------------------------------------------------------------------------------------------
 8 - The amalgamation has been approved pursuant                La fusion a ete approuvee en accord avec l'article ou le
     to that section or subsection of the Act                   paragraphe de la Loi indique ci-apres.
     which is indicated as follows:

                                          / / 183   / / 184(1)   /X/ 184(2)
----------------------------------------------------------------------------------------------------------------------------------
 9 -  Name of amalgamating corporations         Corporation No.    Signature                 Date             Title
      Denomination des societes fusionnantes    No de la societe                          D-J/M/Y-A           Titre
----------------------------------------------------------------------------------------------------------------------------------
      Bowes Publishers Limited                      278070-4        /s/ William Dempsey    21/12/94          Director
                                                                        William Dempsey
----------------------------------------------------------------------------------------------------------------------------------
      Bowes Realty Limited                          310243-2        /s/ William Dempsey    21/12/94          Director
                                                                        William Dempsey
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT       Filed - Deposee
 Corporation number - Numero de la societe

     310244-1                                                       JAN - 4 1995
----------------------------------------------------------------------------------------------------------------------------------
                             HARRISON, ELWOOD, BARRISTERS AND SOLICITORS, LONDON, ONTARIO

style us corporation SoftDocs-Registration Trademark- 3.11/Toronto - Canada                                          STYLEUS 10/1993


                                    SCHEDULE

                       to Form 9, Articles of Amalgamation
                           pursuant to Section 185 of
                        CANADA BUSINESS CORPORATIONS ACT

4.       RESTRICTIONS IF ANY ON SHARE TRANSFERS:

         No share of the capital stock of the Corporation shall be transferred without the previous sanction of the Board of Directors of the Corporation expressed by a resolution passed at a meeting of the Board of Directors or by an instrument or instruments in writing signed by all of the directors of the Corporation.

7.       OTHER PROVISIONS IF ANY:

         (a) the number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation and persons who, having been formally in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation;

         (b) any invitation to the public to subscribe to subscribe for securities of the Corporation is prohibited.

         (c) Without in any way limited the power conferred upon the Corporation and its directors by the Canada Business Corporations Act, the Board of Directors may, from time to time, in such amounts and on such terms as it deems expedient, charge, mortgage, hypothecate or pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired, real or personal, moveable or immoveable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

                  The Board of Directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board above to such extent and in such manner as the Board shall determine at the time of each such delegation.

[LOGO]   Industry Canada            Industrie Canada





CERTIFICATE                                    CERTIFICAT
OF AMALGAMATION                                DE FUSION

CANADA BUSINESS                                LOI CANADIENNE SUR
CORPORATIONS ACT                               LES SOCIETES PAR ACTIONS








   BOWES PUBLISHERS LIMITED                                    315262-6
   ------------------------------------------------       --------------------
   Name of corporation - Denomination de la societe        Corporation number -
                                                          Numero de la societe


   I hereby certify that the above-      Je certifie que la societe
   named corporation resulted from       susmentionnee est issue d'une fusion,
   an amalgamation, under section 185    en vertu de l'article 185 de la
   of the CANADA BUSINESS CORPORATIONS   LOI CANADIENNE SUR LES SOCIETES PAR
   ACT, of the corporations set out      ACTIONS, des societes dont les
   in the attached articles of           denominations apparaissent dans
   amalgamation.                         les statuts de fusion ci-joints.






   /s/ [illegible]                       June 1, 1995/le 1 juin 1995
       Director - Directeur              Date of Amalgamation - Date de fusion





   [CANADA LOGO]                         IC 3411 (ic-94) (cca 2140)

CONSUMER AND                                                              FORM 9
CORPORATE AFFAIRS CANADA                                ARTICLES OF AMALGAMATION
                                                                   (SECTION 185)
CANADA BUSINESS
CORPORATIONS ACT


--------------------------------------------------------------------------------
1 - Name of Amalgamated Corporation

         BOWES PUBLISHERS LIMITED

--------------------------------------------------------------------------------
2 - The place within Canada where the registered office is to be situated

         LONDON, ONTARIO

--------------------------------------------------------------------------------
3 - The classes and any maximum number of shares that the corporation is authorized to issue

         THE AUTHORIZED CAPITAL OF THE CORPORATION SHALL CONSIST OF ONE MILLION TEN THOUSANDS (1,010,000) COMMON SHARES.

--------------------------------------------------------------------------------
4 - Restrictions if any on share transfers

         SEE SCHEDULE ATTACHED.

--------------------------------------------------------------------------------
5 - Number (or minimum and maximum number) of directors

         THE NUMBER OF DIRECTORS OF THE CORPORATION SHALL CONSIST OF FIVE (5) DIRECTORS.

--------------------------------------------------------------------------------
6 - Restrictions if any on business the corporation may carry on

         THERE ARE NO RESTRICTIONS IN THESE ARTICLES ON THE BUSINESS WHICH THE CORPORATION MAY CARRY ON.

--------------------------------------------------------------------------------
7 - Other provisions if any

         SEE SCHEDULE ATTACHED.

                                                                          Page 2
--------------------------------------------------------------------------------
8 - The amalgamation agreement has been approved
         by special resolution of shareholders of each
         of the amalgamating corporations listed in
         item 10 below in accordance with Section 183
         of the Canada Business Corporations Act.                    -----------

         The amalgamation has been approved by a
         resolution of the directors of each of the
         amalgamating corporations listed in item 10
         below in accordance with Section 184 of the
         Canada Business Corporations Act. These
         articles of amalgamation are the same as
         the articles of incorporation of                               XXXXX
         BOWES PUBLISHERS LIMITED                                    -----------

--------------------------------------------------------------------------------
9 - Name of the amalgamating Corporation the by-laws of which are to be the by-laws of the amalgamated corporation

         BOWES PUBLISHERS LIMITED

--------------------------------------------------------------------------------
10 - Name of          Corporation     Signature      Date         Description of
    Amalgamating      No.                                         Office
    Corporations

--------------------------------------------------------------------------------

B O W E S             3102441         /s/ [ILLEGIBLE]    1995/06/01    Director
PUBLISHERS
LIMITED

--------------------------------------------------------------------------------

3 1 4 5 7 0 1         3145701         /s/ [ILLEGIBLE]    1995/06/01    Director
CANADA INC.

--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY
Corporation No.                                                            Filed

             315262-6                                                 Jun 2 1995
                                                                      Juin
--------------------------------------------------------------------------------


G26\SINGERD\4073200.1

                                    SCHEDULE

                       to Form 9, Articles of Amalgamation
                           pursuant to Section 185 of
                        CANADA BUSINESS CORPORATIONS ACT

4.       RESTRICTIONS IF ANY ON SHARE TRANSFERS:

         No share of the capital stock of the Corporation shall be transferred without the previous sanction of the Board of Directors of the Corporation expressed by a resolution passed at a meeting of the Board of Directors or by an instrument or instruments in writing signed by all of the directors of the Corporation.

7.       OTHER PROVISIONS IF ANY:

         (a) the number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation and persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation;

         (b) any invitation to the public to subscribe for securities of the Corporation is prohibited.

         (c) Without in any way limiting the power conferred upon the Corporation and its directors by the CANADA BUSINESS CORPORATIONS ACT, the Board of Directors may from time to time, in such amounts and on such terms as it deems expedient, charge, mortgage, hypothecate or pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired, real or personal, moveable or immoveable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

                  The Board of Directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board above to such extent and in such manner as the Board shall determine at the time of each such delegation.

[LOGO]   Industry Canada            Industrie Canada





CERTIFICATE                                    CERTIFICAT
OF AMALGAMATION                                DE FUSION

CANADA BUSINESS                                LOI CANADIENNE SUR
CORPORATIONS ACT                               LES SOCIETES PAR ACTIONS








   BOWES PUBLISHERS LIMITED                                    324011-8
   ------------------------------------------------       ---------------------
   Name of corporation - Denomination de la societe        Corporation number -
                                                          Numero de la societe


   I hereby certify that the above-      Je certifie que la societe
   named corporation resulted from       susmentionnee est issue d'une fusion,
   an amalgamation, under section 185    en vertu de l'article 185 de la
   of the CANADA BUSINESS CORPORATIONS   LOI CANADIENNE SUR LES SOCIETES PAR
   ACT, of the corporations set out      ACTIONS, des societes dont les
   in the attached articles of           denominations apparaissent dans
   amalgamation.                         les statuts de fusion ci-joints.






   /s/ [illegible]                       March 18, 1996/le 18 mars 1996
       Director - Directeur              Date of Amalgamation - Date de fusion





   [CANADA LOGO]

CONSUMER AND                                                              FORM 9
CORPORATE AFFAIRS CANADA                                ARTICLES OF AMALGAMATION
                                                                   (SECTION 185)
CANADA BUSINESS
CORPORATIONS ACT


--------------------------------------------------------------------------------
1 - Name of Amalgamated Corporation

         BOWES PUBLISHERS LIMITED

--------------------------------------------------------------------------------
2 - The place within Canada where the registered office is to be situated

         LONDON, ONTARIO

--------------------------------------------------------------------------------
3 - The classes and any maximum number of shares that the corporation is authorized to issue

         THE AUTHORIZED CAPITAL OF THE CORPORATION SHALL CONSIST OF ONE MILLION TEN THOUSANDS (1,010,000) COMMON SHARES.

--------------------------------------------------------------------------------
4 - Restrictions if any on share transfers

         SEE SCHEDULE ATTACHED.

--------------------------------------------------------------------------------
5 - Number (or minimum and maximum number) of directors

         THE NUMBER OF DIRECTORS OF THE CORPORATION SHALL CONSIST OF FIVE (5) DIRECTORS.

--------------------------------------------------------------------------------
6 - Restrictions if any on business the corporation may carry on

         THERE ARE NO RESTRICTIONS IN THESE ARTICLES ON THE BUSINESS WHICH THE CORPORATION MAY CARRY ON.

--------------------------------------------------------------------------------
7 - Other provisions if any

         SEE SCHEDULE ATTACHED.

--------------------------------------------------------------------------------
8 - The amalgamation agreement has been approved
         by special resolution of shareholders of each
         of the amalgamating corporations listed in
         item 10 below in accordance with Section 183
         of the Canada Business Corporations Act.                    -----------

         The amalgamation has been approved by a
         resolution of the directors of each of the
         amalgamating corporations listed in item 10
         below in accordance with Section 184 of the
         Canada Business Corporations Act. These
         articles of amalgamation are the same as
         the articles of incorporation of                               XXXXX
         BOWES PUBLISHERS LIMITED                                    -----------

--------------------------------------------------------------------------------
9 - Name of the amalgamating Corporation the by-laws of which are to be the by-laws of the amalgamated corporation

         BOWES PUBLISHERS LIMITED

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10 - Name of          Corporation     Signature      Date         Description of
    Amalgamating      No.                                         Office
    Corporations

--------------------------------------------------------------------------------

B O W E S             315262-6        /s/ [ILLEGIBLE]    1996/18/3    Director
PUBLISHERS
LIMITED

--------------------------------------------------------------------------------

3 1 8 5 1 8 4         318518-4        /s/ [ILLEGIBLE]    1996/18/3    Director
CANADA INC.

--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY
Corporation No.                                                            Filed

             324011-8                                                MAR 19 1996

--------------------------------------------------------------------------------

                                    SCHEDULE

                       to Form 9, Articles of Amalgamation
                           pursuant to Section 185 of
                        CANADA BUSINESS CORPORATIONS ACT

4.       RESTRICTIONS IF ANY ON SHARE TRANSFERS:

         No share of the capital stock of the Corporation shall be transferred without the previous sanction of the Board of Directors of the Corporation expressed by a resolution passed at a meeting of the Board of Directors or by an instrument or instruments in writing signed by all of the directors of the Corporation.

7.       OTHER PROVISIONS IF ANY:

         (a) the number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation and persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation;

         (b) any invitation to the public to subscribe for securities of the Corporation is prohibited.

         (c) Without in any way limiting the power conferred upon the Corporation and its directors by the CANADA BUSINESS CORPORATIONS ACT, the Board of Directors may from time to time, in such amounts and on such terms as it deems expedient, charge, mortgage, hypothecate or pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired, real or personal, moveable or immoveable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

                  The Board of Directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board above to such extent and in such manner as the Board shall determine at the time of each such delegation.

                                SUPPLEMENTARY

                                LETTERS PATENT

                                      TO

                            BOWES PUBLISHERS LIMITED




                     DATED     1st October, 1969.
                          ----------------------------------

                     RECORDED    17th October, 1969.
                             -------------------------------

                                  FILM   246   DOCUMENT  194
                                      --------         ------


                                      /s/ L. McCann
                            -----------------------------------
                            DEPUTY REGISTRAR GENERAL OF CANADA.

                                     [LOGO]

                                     CANADA

BY THE MINISTER OF CONSUMER AND CORPORATE AFFAIRS.

TO ALL TO WHOM THESE PRESENTS SHALL COME, OR WHOM THE SAME MAY IN ANYWISE
CONCERN,

                                                                       GREETING:

WHEREAS BOWES PUBLISHERS LIMITED (hereinafter referred to as "the Company") was duly incorporated under the provisions of Part I of The Companies Act, 1934, by letters patent dated the twenty-fifth (25th) day of September, one thousand nine hundred and fifty (1950), with a capital stock consisting of one hundred (100) Class A preferred shares of the par value of one hundred dollars ($100) each, four hundred (400) Class B preferred shares of the par value of one hundred dollars ($100) each and one hundred (100) common shares without nominal or par value;

         AND WHEREAS the provisions of the said letters patent were amended by the issue of supplementary letters patent dated the eighteenth (18th) day of October, one thousand nine hundred and fifty-seven (1957), as a consequence of which the presently authorized capital of the Company consists of one hundred
(100) Class A preferred shares of the par value of one hundred dollars ($100) each, four hundred (400) Class B preferred shares of the par value of one hundred dollars ($100) each, six hundred (600) Class C preferred shares of the par value of one hundred dollars ($100) each and one hundred (100) common shares without nominal or par value, provided, however, that the aggregate consideration for the issue of the said one hundred (100) common shares without nominal or par value shall not exceed in amount or value the sum of one hundred dollars ($100) or such greater amount as the board of directors of the Company may deem expedient and as may be authorized by the Minister of Consumer and Corporate Affairs on payment of the requisite fees applicable to such greater amount;

         AND WHEREAS the Company has applied by petition to the Minister of Consumer and Corporate Affairs for the issue of supplementary letters patent under the provisions of Part I of the Canada Corporations Act confirming By-law No. 8 (as amended), which by-law was duly enacted by the directors and sanctioned in the prescribed manner by the shareholders of the Company, increasing the capital of the Company as hereinafter set forth;

         AND WHEREAS the Company has satisfactorily established the sufficiency of all proceedings by the said Act required to be taken and the truth of all facts by the said Act required to be established previous to the granting of such supplementary letters patent;

         NOW KNOW YE that the Minister of Consumer and Corporate Affairs, by virtue of the power vested in him by the said Act and of any other power or authority whatever in him vested in this behalf, does by these supplementary letters patent confirm the said By-law No. 8 (as amended) of the Company, duly enacted and sanctioned as aforesaid, increasing the capital of the Company by the creation of one thousand five hundred (1,500) Class D preferred shares of the par value of one hundred dollars ($100) each, so that the authorized capital of the Company shall consist of one hundred (100) Class A preferred shares of the par value of one hundred dollars ($100) each, four hundred (400) Class B preferred shares of the par value of one hundred dollars ($100) each, six hundred (600) Class C preferred shares of the par value of one hundred dollars ($100) each, one thousand five hundred (1,500) Class D preferred shares of the par value of one hundred dollars ($100) each and one hundred (100) common shares without nominal or par value, provided, however, that the aggregate consideration for the issue of the said one hundred (100) common shares without nominal or par value shall not exceed in amount or value the sum of one hundred dollars ($100) or such greater amount as the board of directors of the Company may deem expedient and as may be authorized by the Minister of Consumer and Corporate Affairs on payment of the requisite fees applicable to such greater amount, the said Class A preferred shares, the said Class B preferred shares, the said Class C preferred shares and the said common shares to carry and be subject to the rights, restrictions, conditions and limitations set forth in supplementary letters patent granted to the Company under date the said eighteenth (18th) day of October, one thousand nine hundred and fifty-seven
(1957), and the said Class D preferred shares to rank in priority to the said common shares but subsequent to the Class A, Class B and Class C preferred shares and to have attached thereto the following terms and conditions:

         "(a) The Class D preferred shares shall carry the right to a fixed cumulative preferential dividend (preferential to the common shares but subsequent to the rights of the holders of Class A, Class B and Class C preferred shares) at the rate of five per cent (5%) per annum. The said dividend shall accrue from the respective dates of issue of the said Class D preferred shares and shall be payable in quarterly, semi-annual or annual installments, on such date or dates as the directors may determine, at par at any branch in Canada of the Company's bankers for the time being.

         (b) The Class D preferred shares shall carry the right on liquidation or winding up of the Company to repayment of capital in priority to the common shares, but subsequent to the Class A, Class B and Class C preferred shares, but they shall not confer the right to any further participation in profits or assets.

         (c) Pursuant to the provisions of section 49(3) of the Canada Corporations Act, the said Class D preferred shares or any part thereof shall be redeemable at par with thirty (30) days' notice at any time at the option of the directors of the Company without the consent of the holders thereof and if less than the whole amount of the outstanding Class D preferred shares shall be so redeemed, the shares to be redeemed shall be selected by lot or PRO RATA in such manner as the board of directors may determine. Not less than thirty (30) days' notice of such redemption shall be given by mailing such notice in writing to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption; if notice of any such redemption be given by the Company in the manner aforesaid and an amount sufficient to redeem the shares be deposited with any trust company or chartered bank as specified in the notice on or before the date fixed for redemption, dividends on the Class D preferred shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Company in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the moneys so deposited. The preferred shares so redeemed shall be cancelled and the capital stock of the Company shall be decreased accordingly upon due compliance with the provisions of section 62 of the Canada Corporations Act.

         (d) The holders of the Class D preferred shares shall not have any voting rights for the election of directors or for any other purpose nor shall they be entitled to attend shareholders' meetings unless and until the Company shall have failed for a period of two (2) years, consecutive or not, to pay any dividend on the Class D preferred shares, whereupon and whenever the same shall occur, the holders of the Class D preferred shares shall, until all arrears of dividends have been paid on the Class D preferred shares, be entitled to attend all shareholders' meetings and shall have one (1) vote thereat for each Class D preferred share then held by them respectively."

         GIVEN under the seal of office of the Minister of Consumer and Corporate Affairs at Ottawa this first day of October, one thousand nine hundred and sixty-nine.

                                 /s/ [illegible]
                          for the Minister of Consumer
                              and Corporate Affairs.

[seal]

[LOGO]   Consumer and Corporate Affairs     Consommation et Corporations

         Canada Corporations Act            Loi canadienne sur les corporations

                                     CANADA

                          SUPPLEMENTARY LETTERS PATENT

                                    issued to

                            BOWES PUBLISHERS LIMITED

The Minister of Consumer and Corporate Affairs, by virtue of the power vested in him by the Canada Corporations Act, does hereby confirm the alteration of the capital of BOWES PUBLISHERS LIMITED as provided in By-law No. 11 of the said Company, a copy of which is annexed hereto to form part of these presents.

Date of Supplementary Letters Patent - June 4, 1976.

GIVEN under the seal of office of the Minister of Consumer and Corporate Affairs

                                   /s/ [illegible]
                                   for the Minister of Consumer
                                   and Corporate Affairs.

                                   RECORDED 21st June, 1976
[seal]
                                   Film 404 Document 161

                                   /s/ L. McCann
                                   Deputy Registrar Central of Canada

                                  BY-LAW NO. 11

                             BEING A BY-LAW SUBDIVIDING
                             SHARES AND AUTHORIZING AN
                             APPLICATION FOR
                             SUPPLEMENTARY LETTERS PATENT

WHEREAS the authorized capital of the Company consists of one hundred (100) Class A preferred shares of the par value of One hundred dollars ($100) each, four hundred (400) Class B preferred shares of the par value of One hundred dollars ($100) each, six hundred (600) Class C preferred shares of the par value of One hundred dollars ($100) each, one thousand five hundred (1500) Class D preferred shares of the par value of One hundred dollars ($100) each and one hundred (100) common shares without nominal or par value; provided, however, that the aggregate consideration for the issue of the said one hundred (100) common shares without nominal or par value shall not exceed in amount or value the sum of One hundred dollars ($100) or such greater amount as the board of directors of the Company may deem expedient and as may be authorized by the Minister of Consumer and Corporate Affairs on payment of the requisite fees applicable to such greater amount, of which one hundred and ten (110) Class B preferred shares, sixty (60) Class C preferred shares and all of the common shares are presently issued and outstanding; and

WHEREAS it is deemed to be in the interest of the Company to obtain supplementary letters patent confirming this by-law subdividing the shares of the Company as herein provided;

NOW THEREFORE BE IT ENACTED as By-law No. 11 of BOWES PUBLISHERS LIMITED (herein called the "Company") that:

1.   Subject to confirmation by supplementary letters patent the one hundred
(100) common shares without nominal or par value of the capital of the Company be subdivided into one million (1,000,000) common shares without nominal or par value.

2. The Company be and is hereby authorized to make application to the Minister of Consumer and Corporate Affairs for supplementary letters patent confirming this By-law.

3. The directors and officers be and are hereby authorized and directed to do, sign and execute all things, deeds and documents necessary or desirable for the due carrying out of the foregoing.

     ENACTED this 31st day of March 1976.

     WITNESS the corporate seal of the Company.

                                                                (corporate seal)

     "J.E. Bowes"                              "E.C. Elwood"
     -----------------------                   -----------------------
                   President                                 Secretary

Certified to be a true copy of By-law No. 11 of BOWES PUBLISHERS LIMITED duly enacted on the 31st day of March 1976 at a meeting of the board of directors of Bowes Publishers Limited, and subsequently sanctioned at a duly constituted special general meeting of the shareholders of Bowes Publishers Limited held on the 12th day of May 1976, which said By-law is in full force and effect at the date hereof.

      Dated the 26th day of May 1976.

                                               /s/ Edward Cayley Elwood
                                               --------------------------------
                                               Edward Cayley Elwood - Secretary